EXHIBIT 10.5

                                LICENSE AGREEMENT

                                     BETWEEN

                        DYNAVAX TECHNOLOGIES CORPORATION

                                       AND

                         TRIANGLE PHARMACEUTICALS, INC.

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                                TABLE OF CONTENTS

***Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

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ARTICLE 1.     DEFINITIONS.............................................       2

ARTICLE 2.     LICENSES................................................      13

ARTICLE 3.     STOCK PURCHASE, ROYALTIES, AND
               MILESTONE PAYMENTS......................................      19

ARTICLE 4.     REPORTS AND ACCOUNTING..................................      26

ARTICLE 5.     PAYMENTS................................................      29

ARTICLE 6.     RESEARCH PROGRAM........................................      31

ARTICLE 7.     DEVELOPMENT PROGRAM.....................................      34

ARTICLE 8.     JOINT PROJECT COMMITTEE.................................      36

ARTICLE 9.     SUPPLY AND MANUFACTURE..................................      39

ARTICLE 10.    PATENT PROSECUTION......................................      44

ARTICLE 11.    INFRINGEMENT............................................      48

ARTICLE 12.    TRANSFER OF KNOW-HOW; TECHNICAL ASSISTANCE..............      52

ARTICLE 13.    WARRANTIES AND REPRESENTATIONS; LIMITATION OF
               LIABILITY; DISCLAIMERS; AND COVENANTS...................      55

ARTICLE 14.    INDEMNIFICATION.........................................      60

ARTICLE 15.    CONFIDENTIALITY.........................................      62

ARTICLE 16.    CONDITIONS PRECEDENT....................................      64

ARTICLE 17.    TERM AND TERMINATION....................................      65

ARTICLE 18.    ASSIGNMENT..............................................      69

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                          TABLE OF CONTENTS (continued)

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ARTICLE 19.    REGISTRATION OF LICENSE.................................      69

ARTICLE 20.    NOTIFICATION AND AUTHORIZATION UNDER DRUG PRICE
               COMPETITION AND PATENT TERM RESTORATION ACT.............      70

ARTICLE 21.    DISPUTE RESOLUTION AND ARBITRATION......................      71

ARTICLE 22.    GENERAL PROVISIONS......................................      75

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      THIS LICENSE AGREEMENT is made and entered into as of this 31st day of
March, 2000, by and between DYNAVAX TECHNOLOGIES CORPORATION, with its principal offices located at 717 Potter Street, Suite 100, Berkeley, California 94710 (hereinafter referred to as "Dynavax") and TRIANGLE PHARMACEUTICALS, INC., with its principal offices located at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 (hereinafter referred to as "Triangle").

                                   WITNESSETH:

      WHEREAS, Dynavax has developed know-how and is obtaining or has obtained patent rights relating to immunostimulatory oligonucleotides containing immunostimulatory nucleic acid sequences ("ISS") which activate or stimulate an immune response;

      WHEREAS, ISS is covered by patents and patent applications filed in various countries throughout the world;

      WHEREAS, Dynavax has entered into an Exclusive License Agreement for Administration of Naked Nucleotides which Express Biologically Active Peptides and Immunostimulatory Oligonucleotide Conjugates, effective ***, as amended on *** (the "Primary License Agreement") with The Regents of the University of California (the "Primary Licensor"), pursuant to which Dynavax has obtained an exclusive worldwide license under the Primary Licensor's patents and patent applications relating to ISS and has acquired the right to grant licenses under such patents and patent applications;

      WHEREAS, Dynavax possesses certain technology, know-how and patent rights relating to ISS and has the right to grant licenses in respect of such technology, know-how and patent rights; and

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      WHEREAS, Triangle desires to obtain an exclusive license under such technology, know-how and patent rights;

      NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties agree as follows:

                             ARTICLE 1. DEFINITIONS

      The following terms as used herein, when written with an initial capital letter, shall have the meanings ascribed to them below:

      1.1 "Acquisition Cost" shall mean the actual invoiced price paid by a party to any non-Affiliate third party for acquiring any item (e.g., ISS, Conjugated ISS or another active ingredient), including but not limited to, shipping and handling costs and customs duties incurred and paid by such party in connection with the acquisition of such item.

      1.2 "Affiliate" shall mean any corporation or non-corporate business entity which controls, is controlled by, or is under common control with a party to this Agreement. A corporation or non-corporate business entity shall be regarded as in control of another corporation if it owns, or directly or indirectly controls, at least fifty (50%) percent of the voting stock of the other corporation, or (a) in the absence of the ownership of at least fifty (50%) percent of the voting stock of a corporation or (b) in the case of a non-corporate business entity, or non-profit corporation, if (x) it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate business entity, as applicable or (y) for financial accounting and reporting purposes, a party consolidates the financial results of such corporation or non-corporate business entity with the financial results of such party.


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      1.3 "Agreement" or "License Agreement" shall mean this Agreement, including all Exhibits attached to this Agreement.

      1.4 "Antigen" shall mean any substance which, when injected or otherwise introduced into a mammal (including humans), stimulates the production of an antibody.

      1.5 "BLA" shall mean a Biological License Application or its U.S. or foreign equivalent.

      1.6 "Conjugated ISS" shall mean any ISS which is *** corresponding to either hepatitis B virus or hepatitis C virus which modulates the activity of the ISS.

      1.7 "Development Program" shall mean the development program described in
Article 7 of this Agreement.

      1.8 "Disease Indication" shall mean: (a) the treatment of HBV; (b) the prophylaxis of HBV; (c) the treatment of HCV; (d) the prophylaxis of HCV; or (e) the treatment of HIV.

      1.9 "Disease Target" shall mean: (a) HBV; (b) HCV; or (c) HIV.

      1.10 "Dollars" shall mean United States dollars.

      1.11 "Drug Master File" shall mean information comprised in a submission to the Food and Drug Administration or comparable foreign regulatory agency providing information on the manufacturing facilities and manufacturing processes including but not limited to all activities relating to manufacturing processing, formulating, packaging and storage, which information may be used to support Registration of a Licensed Product.

      1.12 "Dynavax Know-How" shall mean all inventions, discoveries, trade secrets, information, experience, data, formulas, procedures and results which are rightfully held by

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Dynavax as of the Effective Date (including, but not limited to, any of the foregoing items licensed to Dynavax under the Primary License Agreement), or which are not Joint Know-How or Joint Inventions and are developed or acquired by Dynavax during the period beginning on the Effective Date and ending upon termination or expiration of this Agreement pursuant to Article 17 including, but not limited to, all manufacturing and synthesis know-how; provided that, for purposes of this Section 1.12, Dynavax Know-How shall include only such inventions, discoveries, trade secrets, information, experience, data, formulas, procedures and results reasonably necessary to practice the rights and licenses granted by Dynavax to Triangle under the Dynavax Patents pursuant to Section 2.1 of this Agreement. In addition, notwithstanding the foregoing, Dynavax Know-How shall not be deemed to include any of the foregoing to the extent, and only for as long as, Dynavax is prohibited from disclosing the same to third parties pursuant to binding, noncancellable contractual nondisclosure obligations applicable to Dynavax.

      1.13 "Dynavax Patents" shall mean all patents and patent applications in the Territory owned or controlled by Dynavax or under which Dynavax has a right to practice with the right to extend such right to practice to Triangle (including, but not limited to, all patents and patent applications licensed to Dynavax under the Primary License Agreement) which contain claims the rights to which are reasonably necessary for the development, registration, manufacturing, using or selling of ISS, Conjugated ISS or the Licensed Products which are filed as of the Effective Date or during the term of this Agreement provided, that such claims cover inventions or discoveries reduced to practice, actually or constructively, prior to the first anniversary of the expiration of the Research Program, including any addition, continuation, continuation-in-part or division thereof or any substitute application


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thereof; any patent issued with respect to such patent application, any reissue, extension or patent term extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent;
and any other United States and foreign patent or inventor's certificate with regard thereto. Dynavax Patents shall include but not be limited to those listed in Exhibit A attached hereto.

      1.14 "Effective Date" shall mean the later of (a) the date first written above and (b) the date, if any, that the condition set forth in Article 16 shall have been satisfied or, if applicable, waived.

      1.15 "Effective Date of IND" shall mean the date on which Triangle, its Affiliates or sublicensees are authorized to commence clinical trials in a given Major Market Country pursuant to an IND filed in such Major Market Country.

      1.16 "FDA" shall mean the United States Food and Drug Administration or any successor entity.

      1.17 "Field" shall mean: (a) the prophylaxis and/or treatment of HBV; (b) the prophylaxis and/or treatment of HCV; or (c) the treatment of HIV. "Fields" shall mean (a), (b) and (c).

      1.18 "Finished Drug Substance" shall mean ISS or Conjugated ISS in formulated and finished form suitable for preclinical or clinical use.

      1.19 "Forms of Administration" shall mean: (a) in respect of ISS, injectable and oral forms; and (b) in respect of Conjugated ISS, injectable, oral, topical and pulmonary inhalation forms of administration.

      1.20 "Future Dynavax Patents" shall mean all patents and patent applications in the Territory owned or controlled by Dynavax or under which Dynavax has a right to practice


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with the right to extend such right to practice to Triangle which contain claims covering inventions or discoveries reduced to practice, actually or constructively, on or after the first anniversary of the expiration of the Research Program the rights to which are reasonably necessary for the development, registration, manufacturing, using or selling of ISS, Conjugated
ISS or the Licensed Products, including any addition, continuation, continuation-in-part or division thereof or any substitute application thereof; any patent issued with respect to such patent application, any reissue, extension or patent term extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent;
and any other United States and foreign patent or inventor's certificate with regard thereto.

      1.21 "HBV" shall mean hepatitis B virus.

      1.22 "HCV" shall mean hepatitis C virus.

      1.23 "HIV" shall mean human immunodeficiency virus, including Acquired Immune Deficiency Syndrome.

      1.24 "IND" shall mean an Investigational New Drug Application or its U.S. or foreign equivalent.

      1.25 "Indemnitees" shall mean (a) in the case of the indemnity set forth in Section 14.1, Dynavax, its Affiliates, the Primary Licensor and the trustees, directors, officers and employees of any of the foregoing; (b) in the case of the indemnity set forth in Section 14.2, Triangle, its Affiliates and sublicensees, and their directors, officers and employees; and (c) in the case of the Indemnitees referenced in Section 14.3, the parties identified in Subsections 1.25(a) and 1.25(b) above, as applicable.


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      1.26 "ISS" shall mean any immunostimulatory oligonucleotide containing a nucleic acid sequence which can activate or stimulate a Th1 immune response alone or in combination with other immune responses in vitro or in vivo and wherein the nucleosides in the nucleic acid sequence can be naturally occurring or not naturally occurring and such nucleosides can be connected through any form of naturally occurring or not naturally occurring linkage.

      1.27 "Joint Inventions" shall mean any inventions related to ISS, Conjugated ISS or the Licensed Products, whether patented or not, which are jointly made during the period beginning on the Effective Date and ending *** after termination or expiration of this Agreement pursuant to Article 17 by at least one (1) Dynavax employee or person contractually required to assign or license patent rights covering such inventions to Dynavax and at least one (1) Triangle employee or person contractually required to assign or license patent rights covering such inventions to Triangle.

      1.28 "Joint Know-How" shall mean all inventions, discoveries, trade secrets, information, data, formulas, procedures and results which are reasonably necessary for the development, registration, manufacturing, using or selling of the ISS, Conjugated ISS or the Licensed Products which are developed jointly by at least one (1) Dynavax employee or person contractually required to assign or license such data and know-how to Dynavax and at least one (1) Triangle employee or person contractually required to assign or license such data or know-how to Triangle, during the period beginning on the Effective Date and ending *** after termination or expiration of this Agreement pursuant to
Article 17. All Joint Know-How shall be owned jointly by the parties hereto. Triangle shall have the exclusive right to use such Joint Know-How in the Territory in the Fields, unless the license granted pursuant to Section 2.1 is terminated in a given country or countries of the Territory by Dynavax pursuant to Section 7.3 or 17.2 or by Triangle pursuant to Section 17.3, in which case, Dynavax shall have a non-exclusive right to

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use the Joint Know-How in such country or countries in the Fields. Dynavax and
Triangle shall each have a non-exclusive right to use the Joint Know-How outside the Fields.

      1.29 "Joint Project Committee" shall mean the committee described in
Article 8 hereof.

      1.30 "Licensed Product(s)" shall mean any ISS or Conjugated ISS or any pharmaceutical product containing one or more ISS or Conjugated ISS as an active ingredient, alone or in combination with other active ingredients, for administration in accordance with the Forms of Administration; provided, however, that, subject to Section 2.7, in respect of HIV, Conjugated ISS shall not be Licensed Products for purposes of this Agreement.

      1.31 "Major Market Country" shall mean ***except that, in the case of Subsection 3.2(a)(i), *** shall also be deemed to be a Major Market Country.

      1.32 "Manufacturing Cost," in respect of a particular item (e.g., ISS, Conjugated ISS or another active ingredient), shall mean the costs of direct labor (including allocable employee benefits and employment taxes), direct material, direct energy, direct utilities and other charges incurred directly by a party in the manufacture by it of such item and, without duplication, normal production overhead (i.e., indirect labor, utilities, maintenance, depreciation of the manufacturing equipment and facilities and other allocable overhead of

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the manufacturing facility), all determined in accordance with U.S. GAAP.

      1.33 "NDA" shall mean a New Drug Application or its U.S. or foreign equivalent.

      1.34 "Net Sales" of Licensed Products which contain as their active ingredients only one or more ISS or Conjugated ISS shall mean the gross sales price of such Licensed Products billed by Triangle, its Affiliates or sublicensees to independent customers, less (a) normal and customary trade, quantity and cash discounts, all rebates (including those paid to third party payors), sales, use, or other similar taxes, and all transportation, insurance and handling charges; and (b) all credits and allowances granted to such independent customers on account of returns or retroactive price reductions in lieu of returns, whether during the specific royalty period or prior to the specific royalty period, all determined in accordance with U.S. GAAP. In the event that Triangle or its Affiliates or sublicensees distribute any Licensed Products to a third party for non-monetary consideration (e.g., barter or exchange), such distribution shall be considered a sale for accounting and royalty purposes. Net Sales for any such distributions shall be determined on a country-by-country basis and shall be the average price of "arm's length" sales by Triangle or its Affiliates or sublicensees in such country in the Territory during the royalty period in which such sale occurs or, if no such "arm's length" sales occurred in such country in the Territory during such royalty period, during the last royalty period in which such "arm's length" sales occurred. If no "arm's length" sales have occurred in a particular country in the Territory, Net Sales for any such distributions in such country in the Territory, shall be the average price of "arm's length" sales in all countries in the Territory during such royalty period.

      1.35 "Net Sales" of Licensed Products which contain as their active ingredients both or one or more ISS or Conjugated ISS and other active ingredients (a "Combination


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Product") shall mean the gross sales price of such Combination Product billed by
Triangle, its Affiliates or sublicensees to independent customers, less all the allowances, adjustments, reductions, discounts, taxes, duties, rebates and other items referred to in Section 1.34 multiplied by a fraction, the numerator of which shall be the billing party's Acquisition Cost or Manufacturing Cost, as applicable, for all ISS or Conjugated ISS included in such Licensed Product and the denominator of which shall be the billing party's Acquisition Cost or Manufacturing Cost, as applicable, for all active ingredients contained in such Licensed Product (including all ISS or Conjugated ISS), all determined in accordance with U.S. GAAP. In the event that Triangle or its Affiliates or sublicensees distribute any Licensed Products to a third party for non-monetary consideration (e.g., barter or exchange), such distribution shall be considered a sale for accounting and royalty purposes. Net Sales for any such distributions shall be determined on a country-by-country basis and shall be the average price of "arm's length" sales by Triangle or its Affiliates or sublicensees in such country in the Territory during the royalty period in which such sale occurs or, if no such "arm's length" sales occurred in such country in the Territory during such royalty period, during the last royalty period in which such "arm's length" sales occurred. If no "arm's length" sales have occurred in a particular country in the Territory, Net Sales for any such distributions in such country in the Territory, shall be the average price of "arm's length" sales in all countries in the Territory during such royalty period.

      1.36 "Patent Filing Countries" shall mean the ***.

      1.37 "Phase II Completion Date" shall mean sixty (60) days after the completion of statistical analyses of the final results of those Phase II clinical studies which Triangle

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considers reasonably necessary for purposes of inclusion in an NDA or BLA, as applicable, for a Licensed Product. As used in the preceding sentence, "Phase II clinical trials" shall mean those well-controlled clinical trials sponsored by Triangle, the primary objective of which (as reasonably determined by Triangle) is to ascertain additional data regarding the safety and tolerance of a Licensed Product and preliminary data regarding such Licensed Product's antiviral effects.

      1.38 "Registration" shall mean, in relation to any Licensed Product, such approvals by the regulatory authorities in a given country (including pricing approvals, if any) as may be legally required before such Licensed Product may be commercialized or sold in such country.

      1.39 "Research Program" shall mean the research program described in
Article 6 of this Agreement.

      1.40 "Stock Purchase Agreement" shall mean the Series T Preferred Stock Purchase Agreement between Dynavax and Triangle, dated as of even date herewith.

      1.41 "Territory" shall mean the entire world.

      1.42 "Triangle Know-How" shall mean all inventions, discoveries, trade secrets, information, experience, data, formulas, procedures and results arising solely out of the Development Program or the manufacture, use or sale of the Licensed Products which are rightfully held by Triangle as of the Effective Date, or which are not Joint Know-How or Joint Inventions and are developed or acquired by Triangle during the period beginning on the Effective Date and ending upon termination or expiration of this Agreement pursuant to Article 17; provided that, for purposes of this Section 1.42, Triangle Know-How shall include only such inventions, discoveries, trade secrets, information, experience, data,


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formulas, procedures and results reasonably necessary to practice the rights and licenses granted by Triangle to Dynavax under the Triangle Patents pursuant to
Section 2.4 of this Agreement. In addition, notwithstanding the foregoing, Triangle Know-How shall not be deemed to include any of the foregoing to the extent, and only for as long as, Triangle is prohibited from disclosing the same to third parties pursuant to binding, non-cancellable contractual nondisclosure obligations applicable to Triangle.

      1.43 "Triangle Patents" shall mean all patents and patent applications owned or controlled by Triangle or under which Triangle has a right to practice with the right to extend such right to practice to Dynavax which contain claims the rights to which are reasonably necessary for the development, registration, manufacturing, using or selling of ISS, Conjugated ISS or the Licensed Products, including any addition, continuation, continuation-in-part or division thereof or any substitute application thereof; any patent issued with respect to such patent application, any reissue, extension or patent term extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent; and any other United States and foreign patent or inventor's certificate with regard thereto.

      1.44 "U.S. GAAP" shall mean generally accepted accounting principles in the United States, consistently applied.

      1.45 "Valid Claim" shall mean an issued claim of any issued and unexpired patent included among the Dynavax Patents, which has not been held unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, which is unappealable or unappealed within the time allowed for appeal, which has not been rendered unenforceable through disclaimer or otherwise or which has not been lost through an


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interference or opposition proceeding.

                               ARTICLE 2. LICENSES

      2.1 License Under Dynavax Patents and Dynavax Know-How. Except to the extent expressly reserved or otherwise specified in Sections 2.5, 2.8 and 2.9 below, Dynavax hereby grants Triangle the exclusive right and license to practice the Dynavax Patents and the Dynavax Know-How in the Territory: (a) to use, offer for sale, sell and have sold Licensed Products within the Fields during the pre-clinical and clinical development of such Licensed Products; and
(b) in preparation of, and upon commercialization of any Licensed Product, to make, have made, import, offer for sale, sell and have sold such Licensed Product within the Fields during the remaining term of this Agreement.

      2.2 Extension to Affiliates. Triangle shall have the right to extend its rights under the license granted in Section 2.1 to one or more of its Affiliates, provided, that Triangle (a) gives Dynavax at least thirty (30) days' prior written notice of such extension and (b) shall remain responsible for such Affiliate's compliance with all obligations under this Agreement which apply to such Affiliate.

      2.3 Sublicenses. Prior to the Phase II Completion Date for the initial Licensed Product, Triangle may grant sublicenses to non-Affiliate third parties only with Dynavax' prior written consent, which consent shall not be unreasonably withheld or delayed. Subsequent to the Phase II Completion Date for the initial Licensed Product, Triangle may grant sublicenses to non-Affiliate third parties without Dynavax' consent. The provisions of Section 3.9 shall apply to certain sublicenses granted pursuant to this Section 2.3. No sublicense granted by Triangle shall relieve it of any of its obligations hereunder. With respect to any sublicense for which Dynavax' consent is not required pursuant to this Section


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2.3, Triangle shall provide Dynavax with notice of its grant of a sublicense within thirty (30) days after entering into the applicable sublicense agreement. Upon written request, Triangle shall promptly provide Dynavax with a copy of any executed sublicense agreement.

      2.4 License Under Triangle Patents and Triangle Know-How. In the event Triangle's license granted under Section 2.1 is terminated in a given country of the Territory (other than by expiration or by Triangle pursuant to Section 17.2 of this Agreement), Triangle hereby grants Dynavax a non-exclusive right and license to practice the Triangle Patents and Triangle Know-How to make, have made, use, import, offer for sale, sell and have sold Licensed Products in the Fields, with a right to sublicense in such country from and after the date of termination only to the extent such license has been terminated. The license granted pursuant to this Section 2.4 shall be subject to the payment of royalties and other amounts by Dynavax to Triangle. Such royalties and other amounts shall: (a) correspond to the royalties and other amounts set forth in Sections 3.2 and 3.3 of this Agreement; (b) be paid in the same manner as prescribed in Articles 4 and 5 hereof; and (c) be subject to the same adjustments, extensions and other conditions prescribed in Articles 3, 7 and 11 of this Agreement, mutatis mutandis.

      2.5 Rights Reserved by Dynavax. Dynavax hereby reserves the right and license to make, have made, use and import Licensed Products in the Fields in the Territory to the extent and only to the extent necessary to fulfill its obligations under Articles 6 and 9 of this Agreement.

      2.6 Covenant Not to Sue. Each party granting a license agrees that during the term of this Agreement, neither it nor any of its Affiliates, sublicensees, as applicable, will assert against the other party (a "licensed party") or its Affiliates or sublicensees any Future


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Dynavax Patents or Triangle Patents, as applicable, that is or might be infringed by reason of such licensed party's or its Affiliates' or sublicensees' exercise of the license granted to it hereunder.

      2.7 Rights of First Discussion.

            (a) If, at any time during the term hereof, Dynavax re-acquires rights in respect of Conjugated ISS for the prophylaxis or treatment of HIV (a "Non-Field Use") it shall give prompt notice thereof to Triangle. Such notice shall include a description of the rights which Dynavax has reacquired, together with all data and information in Dynavax' possession relating to the Non-Field Use. Thereafter, Triangle shall have sixty (60) days to notify Dynavax whether Triangle is interested in commencing negotiations to obtain a license to such rights (the "Non-Field License"). If Triangle does not give such notice within such sixty (60) day period, Dynavax shall be entitled to commence negotiations with a third party in respect of the Non-Field License and Triangle shall have no further right in respect of the Non-Field Use. If Triangle gives such notice within such sixty (60) days, the parties shall commence good faith negotiations in an effort to reach agreement on the terms of the Non-Field License. If such negotiations do not result in the execution of the Non-Field License, Dynavax agrees that, for a period of twenty-four (24) months after cessation of such negotiations, it will not offer the Non-Field License to a third party containing financial terms more favorable than those last offered to Triangle during such negotiations without first offering the Non-Field License to Triangle on the same terms. In such event, Triangle shall have sixty (60) days to accept the Non-Field License containing such more favorable financial terms and if it fails to do so, it shall have no further rights to such Non-Field Use.

            (b) If, at any time during the term hereof, Dynavax elects to grant a


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license with respect to any ISS or any pharmaceutical product containing one or more ISS as an active ingredient, alone or in combination with other active ingredients, administered by any means other than the Forms of Administration for use in the Fields, it shall give prompt notice thereof to Triangle. Thereafter, Triangle shall have sixty (60) days to notify Dynavax whether Triangle is interested in commencing negotiations to obtain such a license. If Triangle does not give such notice within such sixty (60) day period, Dynavax shall be entitled to commence negotiations with a third party in respect of such a license and Triangle shall have no other rights in respect of a license to administration by such means. If Triangle gives such notice within such sixty
(60) days, the parties shall commence good faith negotiations in an effort to reach agreement on the terms of such a license. If such negotiations do not result in the execution of a license with respect to the administration of ISS or pharmaceutical products containing ISS by means other than the Forms of Administration for use in the Fields, Dynavax agrees that, for a period of twenty-four (24) months after cessation of such negotiations, it will not offer a license substantial similar to the license offered to Triangle at the end of such negotiations to a third party containing financial terms more favorable than those last offered to Triangle during such negotiations without first offering such license to Triangle on the same terms. In such event, Triangle shall have sixty (60) days to accept the license containing such more favorable financial terms and, if it fails to do so, it shall have no further rights to the subject matter of such license.

            (c) If, at any time during the term hereof, Dynavax elects to grant a license with respect to any Future Dynavax Patents in the Fields, it shall give prompt notice thereof to Triangle. Thereafter, Triangle shall have sixty
(60) days to notify Dynavax


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whether Triangle is interested in commencing negotiations to obtain such a license. If Triangle does not give such notice within such sixty (60) day period, Dynavax shall be entitled to commence negotiations with a third party in respect of such a license and Triangle shall have no other rights in respect of a license to Future Dynavax Patents in the Fields. If Triangle gives such notice within such sixty (60) days, the parties shall commence good faith negotiations in an effort to reach agreement on the terms of such a license. If such negotiations do not result in the execution of a license with respect to the Future Dynavax Patents in the Fields, Dynavax agrees that, for a period of twenty-four (24) months after cessation of such negotiations, it will not offer a license substantial similar to the license offered to Triangle at the end of such negotiations to a third party containing financial terms more favorable than those last offered to Triangle during such negotiations without first offering such license to Triangle on the same terms. In such event, Triangle shall have sixty (60) days to accept the license containing such more favorable financial terms and, if it fails to do so, it shall have no further rights to the subject matter of such license.

      2.8 Retained License by Primary Licensor. Triangle acknowledges that, pursuant to Paragraph 2.4 of the Primary License Agreement, the Primary Licensor has retained on its behalf a royalty-free right and license to use the Invention (as defined in the Primary License Agreement) and associated technology for its own non-commercial, educational and research purposes.

      2.9 United States Government Rights. Triangle acknowledges that the portion of the Dynavax Patents and Dynavax Know-How licensed to Dynavax under the Primary License Agreement were developed with financial or other assistance through grants or contracts funded by the United States government. Triangle acknowledges that its license rights to such portion of the Dynavax Patents and Dynavax Know-How are subject to the rights of the U.S. Government pursuant to 35 U.S.C. ss.ss. 200-212 and applicable regulations promulgated thereunder.

      2.10 No Implied License. The license and rights granted in this Agreement:
(a) to Triangle shall not be construed to confer any rights upon Triangle by implication, estoppel or otherwise as to any technology, know-how or any other intellectual property not specifically identified as Dynavax Patents or Dynavax Know-How; and (b) to Dynavax shall not be construed to confer any rights upon Dynavax by implication, estoppel or otherwise as to any technology, know-how or any other intellectual property not specifically identified as Triangle Patents or Triangle Know-How.

      2.11 Uses Outside of Fields. Triangle shall use its reasonable efforts to avoid the promotion and sale of Licensed Products by it, its sublicensors, Affiliates and distributors for indications outside the Fields. In addition, Triangle acknowledges and agrees that Licensed Products are for administration only by the Forms of Administration and that Triangle will use reasonable efforts to avoid development, promotion and sale of any ISS, Conjugated ISS or any pharmaceutical product containing one or more ISS or Conjugated ISS as an active ingredient, alone or in combination with other active ingredients, by it, its sublicensees, Affiliates and distributors for administration by any means other than the Forms of Administration for use in the Fields. Dynavax shall use its reasonable efforts to avoid, and to cause any of its other licensees of ISS, Conjugated ISS or any pharmaceutical product containing one or more ISS or Conjugated ISS as an active ingredient, alone or in combination with other active ingredients outside the Fields to avoid the development, promotion and sales of any ISS or Conjugated ISS (or any products containing either of the foregoing) for indications in the Fields.

      2.12 Disease Target Specific Forms of Administration. Triangle shall use reasonable efforts to develop Forms of Administration of the Licensed Products which can reasonably be administered only for the Disease Targets. Dynavax shall use reasonable efforts, and shall cause its other licensees of ISS, Conjugated ISS or any pharmaceutical product containing one or more ISS or Conjugated ISS as an active ingredient, alone or in combination with other active ingredients, to develop Forms of Administration which can reasonably be administered only for diseases other than the Disease Targets.

                      ARTICLE 3. STOCK PURCHASE, ROYALTIES,

                             AND MILESTONE PAYMENTS

      3.1 Stock Purchase. Triangle is contemporaneously entering into the Stock Purchase Agreements with Dynavax, pursuant to which it will purchase 400,000 shares of Dynavax Series T Preferred Shares for the total price of $2,000,000.

      3.2 Milestone Payments.

            (a) Triangle shall pay Dynavax a milestone payment ("Milestone Payment") in the amount specified below no later than *** days after the occurrence of the corresponding event designated below, unless Triangle has given Dynavax notice of termination of this Agreement in the entire Territory for the given Licensed Product prior to such due date.

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                                       19

                                                                  Aggregate
                                          Milestone Payment/      Milestone
      Event                               Disease Indication      Payments
      ---------------------------------------------------------------------

      (i)   ***

      (ii)  ***

      (iii) ***

                  Total Milestone Payments    ***  ***

            (b) With respect to any Milestone Payment payable pursuant to Subsection 3.2(a)(iii) above based on Registration in a Major Market Country which requires pricing approval, *** percent (***%) of such Milestone Payment will be payable upon receipt of ***, as applicable, and *** percent (***%) of such Milestone Payment will be payable upon receipt of ***.

      3.3 Earned Royalties; Duration and Reduction.

            (a) Triangle shall pay Dynavax a royalty equal to *** percent (***%) of the Net Sales of Licensed Products sold in the Territory by Triangle and its Affiliates and sublicensees for the periods and subject to the reductions set forth in this Agreement.

            (b) Royalties shall be paid in respect of a given Licensed Product in a given country for a period of *** years after the initial commercial introduction of such Licensed Product in such country and, thereafter, only so long as the manufacture, use, offer for sale, sale or importation of such Licensed Product in such country would, in the absence of this license, infringe a Valid Claim.

            (c) If at any time during the period set forth in Subsection 3.3(b) above, (i)

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                                       20
a third party or third parties commence selling a product in a country of the Territory in which no Valid Claims exist and (ii) such product contains any ISS or Conjugated ISS ("unlicensed unit sales") and (iii) such unlicensed unit sales for any royalty period exceed the percentage threshold of Triangle's unit sales of such Licensed Product in such country during such royalty period as set forth below, determined in accordance with Subsection 3.3(d) below, then Triangle's royalty obligation in such country with respect to such Licensed Product shall be reduced by the applicable percentage of the royalty otherwise payable, as set forth below, commencing with the royalty period next succeeding the royalty period in which such percentage threshold was initially exceeded and shall be restored with the royalty period next succeeding the first royalty period in which neither percentage threshold is exceeded.

                                          Percent Royalty Reduction (Aggregate)
       Unlicensed Unit Sales as a         If Unlicensed Unit Sale
       Percent of Triangle Unit Sales     Percentage Threshold is Exceeded
       -------------------------------------------------------------------------

                  ***%                                ***%
                  ***%                                ***%

By way of example only, if, during a given royalty period ("Royalty Period 1"), unlicensed unit sales in a given country were *** percent (***%) of Triangle's unit sales of a given Licensed Product in such country and Triangle were paying royalties on such Licensed Product at a rate of ***percent (***%), then in the next succeeding royalty period ("Royalty Period 2"), Triangle's royalty rate with respect to Net Sales of such Licensed Product in such country would be reduced by *** percent (***%) to *** percent (***%). If in Royalty Period 2, such unlicensed unit sales were *** percent (***%) of Triangle's unit sales of such Licensed Product in such country during Royalty Period 2, then in the next succeeding royalty period

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                                       21

("Royalty Period 3"), Triangle's royalty rate on Net Sales of Licensed Products in such country would be only subject to a *** percent (***%) reduction and Triangle would pay royalties at a rate of *** percent (***%) during Royalty Period 3.

            (d) For purposes of this Section 3.3, (i) "unlicensed unit sales" and "Triangle unit sales" shall be deemed to mean the *** selected by Triangle or its Affiliates or sublicensees and reasonably acceptable to Dynavax. The *** of the third party product and the Licensed Product shall be appropriately adjusted to account for any differences in potency based on the approved labeling of such third party product and the Licensed Product. If Triangle is entitled to a royalty reduction based on unlicensed unit sales pursuant to Subsection 3.3(c) for any royalty period, it or its Affiliates or sublicensees shall submit the ***, as applicable, for the relevant royalty period to Dynavax, together with Triangle's or its Affiliates' or sublicensees' sales report for the relevant royalty period. Such sales reports for each royalty period in which Triangle is entitled to such royalty reduction shall be submitted with the royalty report for such royalty period submitted pursuant to Section 4.1.

      3.4 Annual Minimum Royalties. In the event that, during the third full calendar year following the year during which the U.S. Registration for the HIV Disease Indication or for any HCV Disease Indication is granted for a Licensed Product or any calendar year thereafter for as long as royalty obligations exist in the U.S. for such Licensed Product, Triangle's total annual royalty payments to Dynavax pursuant to Section 3.3 above are less than the annual minimum amount set forth opposite such year below (the "Annual Minimum"), Triangle shall make a payment to Dynavax together with the royalty report for the fourth quarter of such year required in Section 4.1 of this Agreement equal to the

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                                       22
difference between such Annual Minimum and the royalties paid to Dynavax for such year pursuant to Section 3.3 above:

            Calendar Year                             Annual Minimum
            -------------                             --------------

            ***

      3.5 Accrual of Royalties. No royalty shall be payable on a Licensed Product made, sold, or used for tests or development purposes, or distributed as samples. No royalties shall be payable on sales among Triangle, its Affiliates and sublicensees, but royalties shall be payable on subsequent sales by Triangle, its Affiliates or sublicensees to a third party. Notwithstanding the immediately preceding sentence, royalties shall be payable on sales among Triangle, its Affiliates and sublicensees where the purchasing party does not resell the Licensed Product and uses the Licensed Product for tests or developmental purposes or distributes them as samples. No multiple royalty shall be payable because the manufacture, use, offer for sale, sale or import of a Licensed Product is covered by more than one Valid Claim or by at least one Valid Claim and the Dynavax Know-How.

      3.6 Third Party Royalties. If Triangle, its Affiliates or sublicensees determine, after consultation with Dynavax, but at Triangle's sole discretion, that it or they may be required to pay royalties and other amounts (collectively, the "Third Party Royalties") to any third party because the manufacture, use, offer for sale, sale or importation of a Licensed Product infringes or may infringe any patent or patent which may issue from a patent application of such third party in one or more countries (a "Third Party License"), Triangle, its Affiliates or sublicensees may deduct the Third Party Royalties it or they pay to such third party from royalties thereafter payable to Dynavax. If such license relates to ISS per se,

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                                       23

Conjugated ISS per se or the use of ISS or Conjugated ISS, Triangle may credit *** percent (***%) of any Third Party Royalties up to *** percent (***%) of Net Sales of Licensed Products and *** percent (***%) of the amount of any Third Party Royalties in excess of *** percent (***%) of Net Sales of Licensed Products. For all other Third Party Licenses, Triangle may credit *** percent (***%) of all Third Party Royalties against royalties thereafter payable to Dynavax. In no event shall the royalties due on Net Sales of Licensed Products in any royalty period be thereby reduced on account of any reduction pursuant to this Section 3.6 by more than *** percent (***%) of the amount which would have been otherwise payable. In the event Triangle enters into a Third Party License pursuant to this Section 3.6, Dynavax will use its best efforts to settle or otherwise resolve any inter partes patent proceeding which may be pending between Dynavax and the relevant third party relating to such Third Party License without any claim to any Third Party Royalties and will not, thereafter commence or take any action which might provoke the commencement of any inter partes proceeding in respect of any patent rights licensed under such Third Party License.

      3.7 Compulsory Licenses. Should a compulsory license be granted to any third party in any country of the Territory to make, have made, use, import, offer for sale or sell Licensed Products, the royalty rate payable hereunder for sales of the Licensed Products by Triangle in such country shall be adjusted to match any lower royalty rate granted to the third party for such country.

      3.8 Reduction in Royalty Due to Invalid Claims. In the event that applicable claims of all patents or patent applications included within the Dynavax Patents under which Triangle is selling or actively developing a Licensed Product shall be held invalid or not

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                                       24
infringed by the Licensed Products Triangle is selling or actively developing by a court of competent jurisdiction in a given country of the Territory, whether or not there is a conflicting decision by another court of competent jurisdiction in such country, Triangle may reduce all royalty payments on its, its Affiliates' or its sublicensees' sales of such Licensed Product covered by such claims by *** percent (***%) until such judgment is finally reversed by an unappealed or unappealable decision of a court of competent jurisdiction of higher dignity in such country or is otherwise unappealable or is unappealed within the time allowed therefor. If such judgment is finally reversed by an unappealable decree of a court of competent jurisdiction of higher dignity in such country, or is deemed reversed as provided herein, the former royalty rates shall be restored and the royalty payments not theretofore made and interest earned thereon shall become due and payable to Dynavax. If such judgment is not reversed, deemed reversed, is unappealed or becomes unappealable, as aforesaid, Triangle shall be entitled to all of the royalty reductions pursuant to this
Section 3.8.

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

      3.9 Sublicense Sharing Provision. With respect to any sublicense which may be granted by Triangle to a non-Affiliate third party within ***, Triangle shall pay Dynavax *** and (ii) all expenses incurred by Triangle in connection with the development of the Licensed Products. No amounts received by Triangle as reimbursement or prepayment for development expenses actually incurred shall be subject to this Section 3.9. This Section 3.9 shall apply only to sublicenses granted by Triangle on or before the first anniversary of the Effective Date.

      3.10 Royalty Rate Floor. Any provision of this Agreement to the contrary notwithstanding, the royalty rate on Net Sales of Licensed Products as set forth in Subsection 3.3(a) shall not be reduced to less than *** percent (***%) as a result of the applicability of the royalty rate reduction provisions set forth herein.

                        ARTICLE 4. REPORTS AND ACCOUNTING

      4.1 Royalty Reports and Records.

            (a) During the term of this Agreement commencing with the commercial introduction of the first Licensed Product, Triangle shall furnish, or cause to be furnished to Dynavax, written reports governing each of Triangle's fiscal quarters showing:

            (i) the gross sales of all Licensed Products on a Licensed Product by Licensed Product basis sold by Triangle, its Affiliates and sublicensees during the reporting period, together with the calculations of Net Sales in accordance with Sections 1.34 and 1.35; and

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                                       26

            (ii) the royalties payable in Dollars, which shall have accrued hereunder in respect of such Net Sales; and

            (iii) the exchange rates used, if any, in determining the amount of Dollars; and

            (iv) any withholding taxes (other than income taxes) required to be made from such royalties.

            (b) With respect to sales of the Licensed Product invoiced in Dollars, the gross sales, Net Sales, and royalties payable shall be expressed in Dollars. With respect to sales of the Licensed Product invoiced in a currency other than Dollars, the gross sales, Net Sales, and royalties payable shall be expressed in the domestic currency of the party making the sale together with the Dollar equivalent of the royalty payable, calculated using the simple average of the exchange rates published in the Wall Street Journal on the last day of each month during the reporting period. If any Triangle Affiliate or sublicensee makes any sales invoiced in a currency other than its domestic currency, the gross sales and Net Sales shall be converted to its domestic currency in accordance with the Affiliate's or sublicensee's normal accounting practices. If the event a Triangle Affiliate or sublicensee uses its normal accounting practices, a complete description of such normal accounting practices shall be provided to Dynavax together with the royalty report furnished pursuant to Article 4. Triangle or its Affiliate or sublicensee making any royalty payment shall furnish to Dynavax appropriate evidence of payment of any tax or other amount deducted from any royalty payment.

            (c) Reports shall be made on a quarterly basis. Quarterly reports shall be due within sixty (60) days of the close of every Triangle fiscal quarter and shall be prepared in accordance with U.S. GAAP. Triangle shall keep accurate records in sufficient detail to enable royalties and other payments payable hereunder to be determined. Triangle shall be responsible for all royalties and late payments that are due to Dynavax that have not been paid by Triangle's Affiliates and sublicensees. Triangle's Affiliates and sublicensees shall have, and shall be notified by Triangle that they have, the option of making any royalty payment directly to Dynavax.

      4.2 Right to Audit. Dynavax shall have the right, upon prior notice to Triangle, not more than once in each Triangle fiscal year nor more than once in respect of any fiscal year, through an independent certified public accountant selected by Dynavax and acceptable to Triangle, which acceptance shall not be unreasonably refused, to have access during normal business hours to those records of Triangle, its Affiliates and sublicensees as may be reasonably necessary to verify the accuracy of the royalty reports required to be furnished by Triangle pursuant to Section 4.1 of the Agreement. Such accountant may report only the accuracy or inaccuracy of the royalty reports furnished by Triangle and, in the event they are determined to be inaccurate, the corrections in the amounts which need to be made to such reports. Triangle shall include in any sublicenses granted pursuant to this Agreement a provision requiring the sublicensee to keep and maintain records of sales made pursuant to such sublicense in accordance with U.S. GAAP and to grant access to such records by Dynavax' independent certified public accountant, as applicable, under the same terms that Dynavax has access to Triangle's records. If such independent certified public accountant's report shows any underpayment of royalties by Triangle its Affiliates or sublicensees, within thirty (30) days after Triangle's receipt of such report, Triangle shall remit or shall cause its sublicensees to remit to Dynavax:

            (a) the amount of such underpayment; and

            (b) if such underpayment exceeds *** (***%) percent of the total royalties owed for the fiscal year then being reviewed, the reasonably necessary fees and expenses of such independent certified public accountant performing the audit. Otherwise, Dynavax' accountant's fees and expenses shall be borne by Dynavax. Any overpayment of royalties shall be fully creditable against future royalties payable in any subsequent royalty periods or if this Agreement terminates or expires before such overpayment in fully credited, Dynavax agrees to refund the uncredited portion of such overpayment within thirty (30) days after receipt of the final royalty payment hereunder. Upon the expiration of *** (***) months following the end of any fiscal year, the calculation of royalties payable with respect to such fiscal year shall be binding and conclusive on Dynavax and Triangle, unless an audit for such fiscal year is initiated before expiration of such *** months. Triangle shall retain, and shall cause its Affiliates and sublicensees to retain, those records required to be maintained pursuant to this Section 4.2 in respect of each fiscal year for a period of *** months after the end of such fiscal year.

      4.3 Confidentiality of Records. All information subject to review under this Article 4 shall be confidential. Except where otherwise required by law, Dynavax and its accountant shall retain all such information in confidence.

                               ARTICLE 5. PAYMENTS

      5.1 Payments and Due Dates.

            (a) Except as otherwise provided herein, royalties and other amounts

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                                       29
payable to Dynavax as a result of activities occurring during the period covered by each royalty report provided for under Article 4 of this Agreement shall be due and payable on the date such royalty report is due. Payments of royalties and other amounts in whole or in part may be made in advance of such due date.

            (b) All payments to Dynavax shall be made by wire transfer to an account of Dynavax designated by Dynavax from time to time; provided, however, that in the event that Dynavax fails to designate such account, Triangle or its Affiliates and sublicensees may remit payment to Dynavax to the address applicable for the receipt of notices hereunder; provided, further, that any notice by Dynavax of such account or change in such account, shall not be effective until *** (***) days after receipt thereof by Triangle.

      5.2 Currency Restrictions. Except as hereinafter provided in this Section 5.2, all royalties and other amounts shall be paid in Dollars. If, at any time, legal restrictions prevent the prompt remittance of part of or all royalties with respect to any country in the Territory where Licensed Products are sold, Triangle or its sublicensee shall have the right and option to make such payments by depositing the amount thereof in local currency to Dynavax' accounts in a bank or depository in such country.

      5.3 Overdue Payments. In the event any payment due hereunder is not made when due, the payment shall accrue interest (beginning on the date such payment is due) calculated at the rate of *** percent (***%) per month and such payment when made shall be accompanied by all interest so accrued. The remittance of such interest shall not foreclose Dynavax from exercising any other rights it may have pursuant to this Agreement because such payment is late.

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

                           ARTICLE 6. RESEARCH PROGRAM

      6.1 Research Obligations; Funding.

            (a) In addition to the payments set forth in Article 3 hereof, Triangle also agrees to sponsor certain research work to be performed by Dynavax to assist in the development of the Licensed Products, pursuant to the provisions set forth in this Article 6 (the "Research Program"). Dynavax agrees to have the Research Program conducted under the supervision of qualified, full-time employees.

            (b) The general area of focus of the Research Program is further described in Exhibit B, attached hereto and made a part hereof. The specific areas of focus or work to be conducted by Dynavax under the Research Program will be determined by Dynavax and Triangle within thirty (30) days after the Effective Date; provided, however, that in the event the parties fail to agree on the specific areas of focus or work to be conducted by Dynavax under the Research Program, the commencement of Triangle's funding obligations pursuant to Subsection 6.1(e) shall be deferred until such agreement is reached. Dynavax agrees that all work under the Research Program will be conducted on its premises or at such other locations, if any, approved in writing by Triangle, which approval will not be unreasonably withheld or delayed.

            (c) Dynavax agrees to provide Triangle with a written quarterly report within thirty (30) days after the end of each quarter summarizing in reasonable detail the results of the Research Program for the immediately preceding quarter.

            (d) Unless this Agreement or Triangle's funding obligation is sooner terminated pursuant to the terms hereof, (i) the initial term of the Research Program shall commence on the Effective Date and shall continue for a period of *** (***) months (the "Initial Term"); and (ii) thereafter, if the Research Program is extended pursuant to Section 6.3, the extended term shall continue for a period of *** (***) months after the expiration of the initial term (the "Extended Term").

            (e) In full consideration of Dynavax' timely performance of its obligations under the Research Program, Triangle agrees to pay Dynavax $*** for each quarter during the Initial Term of the Research Program and $*** during each quarter of the Extended Term of the Research Program. The initial quarterly installment shall be payable within ten (10) days after the parties agree on the specific areas of focus or work to be performed by Dynavax during the initial term pursuant to Subsection 6.1(b) and each successive installment shall be payable within *** (***) days after commencement of the second and each succeeding *** (***) month period during the term of the Research Program. Dynavax agrees that it will not use funds received from third parties directly to support any work performed under the Research Program or enter into any other contractual or funding arrangement with a third party pursuant to which such third party would acquire any rights in the Results (as hereinafter defined) or the Research Inventions (as hereinafter defined). Dynavax agrees to use the amounts paid by Triangle under the Subsection 6.1(e) in a manner reasonably calculated to accomplish the objectives of the Research Program.

      6.2 Results; Research Program Inventions.

            (a) All materials, information and data generated by Dynavax in the performance of work under the Research Program (collectively the "Research Program Results") shall be the property of Dynavax, except to the extent they represent Joint

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

Inventions. All Results which are reduced to writing shall be recorded in bound (as opposed to loose-leaf) laboratory notebooks in such a manner so as to be identifiable as Results. All entries in laboratory notebooks shall be made and signed daily in indelible ink and corroborated at least weekly by a witness who would not be considered an inventor or co-inventor. Copies of such notebooks shall be available for inspection by Triangle or an authorized agent designated by Triangle and copies of all or a portion of such notebooks shall be provided to Triangle by Dynavax promptly upon request.

            (b) Dynavax agrees promptly to disclose to Triangle any inventions conceived solely or jointly by Dynavax employees during the Research Program ("Research Inventions"). All intellectual property covering Research Inventions shall be Dynavax Patents or Dynavax Know-How and shall be included in the license granted to Dynavax to Triangle pursuant to Section 2.1. Dynavax represents that each employee (and any consultants or agents of Dynavax) who participate in the performance of work on the Research Program will be required to enter into a contract which provides for the assignment of Dynavax of all inventions and discoveries made by such person during the course of his or her work performed under the Research Program.

      6.3 Extension of Research Program. Upon the effective date of the initial IND for a Licensed Product, the Research Program will be automatically extended for a period of *** months (irrespective of whether the Initial Term of the Research Program expires prior to such effective date). The parties shall attempt to reach an agreement on the specific areas of focus or work to be performed by Dynavax under the Extended Term within thirty (30) days after the commencement thereof; provided, however, that the commencement of Triangle's

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                                       33
funding obligation for the Extended Term shall be deferred until such agreement is reached.

      6.4 Inspection. In addition to Triangle's inspection rights set forth in Subsection 6.2(a), authorized representatives of Triangle shall have the right to inspect progress of the Research Program on Dynavax' premises at any time during normal business hours upon reasonable notice during the term of this Agreement. Dynavax shall promptly notify Triangle of any findings that occur at any time during the Research Program which Dynavax considers significant.

                         ARTICLE 7. DEVELOPMENT PROGRAM

      7.1 Development Program. Subject to Dynavax' timely performance of its obligations hereunder, including those set forth in Articles 6 and 9, and in complete fulfillment of Triangle's diligence obligations hereunder, as sublicensee under the Primary License Agreement and any such obligations implied by law, Triangle will undertake, or, if applicable, will cause its Affiliates and sublicensees to undertake, the development activities described in this
Article 7. Triangle shall, at its expense, use its best efforts (a) to conduct a development program (the "Development Program") relating to the use of at least one Licensed Product for each Disease Target and (b) if the results of the Development Program so justify, to seek Registration for such Licensed Product in the United States. For purposes of this Article 7, "best efforts" shall mean that Triangle shall use reasonable efforts consistent with those used by it in its development projects for other compounds in its development portfolio deemed by it to have comparable commercial potential.

      7.2 Fulfillment.

            (a) Triangle's best efforts obligations set forth in this Article 7 shall be deemed to have been satisfied if Triangle:

            (i) files what it reasonably believes to be a complete NDA or BLA, as applicable, for at least one Licensed Product in a Major Market Country within *** (***) months after the Effective Date;

            (ii) commences clinical trials for at least one Licensed Product for the second and third Disease Targets within *** (***) months after the effective date of the initial IND for the first Disease Target; and

            (iii) files what it reasonably believes to be a complete NDA or BLA in a Major Market Country for a Licensed Product for the second and third Disease Targets within *** (***) months after the commencement of clinical trials for such Licensed Product. The time periods set forth in clauses (i),
(ii) and (iii) above shall each be subject to up to four (4) extensions of *** (***) months each, at Triangle's election, by payment to Dynavax of $*** for each of the first two (2) extensions of a given time period and $*** for each of the second two (2) extensions for a given time period.

            (b) Triangle agrees to use its best efforts to give Dynavax at least ten (10) days' notice prior to the exercise of any extension pursuant to Subsection 7.2 (a). Extension payments under Subsection 7.2(a) shall be made within the first ten (10) days of each such extension period. Notwithstanding any provision of Subsection 7.2(a) to the contrary, the time periods set forth in Subsection 7.2(a) shall be adjusted appropriately (i) to account for any material delay by Dynavax in the initial transfer of Dynavax Know-How beyond the period specified in Section 12.1 and (ii) in the event the FDA or corresponding regulatory agency in any other Major Market Country places a clinical hold on one or more clinical

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studies relating to the applicable Licensed Product.

      7.3 Dynavax Remedies.

            (a) In the event Triangle fails to meet any diligence requirements set forth in Subsection 7.2(a) with respect to a given Disease Target, and does not demonstrate to Dynavax' reasonable satisfaction that, despite Triangle's best efforts, the failure to meet the diligence requirement was delayed due to reasons beyond Triangle's reasonable control, Dynavax shall have the option, as its sole and exclusive remedy, to terminate the Agreement in the entire Territory with respect only to that Disease Target (for either or both Disease Indications). The remedy set forth in this Section 7.3 shall be Dynavax' sole and exclusive remedy.

            (b) Prior to exercising any rights under this Section 7.3, Dynavax shall give Triangle *** (***) days' notice and shall meet with Triangle, at Triangle's request, during such *** (***) day period, to discuss any disagreements about whether Triangle has complied with the applicable diligence requirements of this Article 7. Upon expiration of such *** (***) day period, Dynavax shall have the right in its sole discretion to proceed with the exercise of all rights and remedies provided for herein unless the applicable diligence requirement is fulfilled during such *** (***) day period.

                       ARTICLE 8. JOINT PROJECT COMMITTEE

      8.1 Appointment of Coordinators. As soon as practicable after the Effective Date, Dynavax and Triangle shall each appoint an authorized representative (a "Coordinator"). Each such party shall provide notice to the other as to the identity of the individual so

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

appointed. Each Coordinator shall be responsible for communications, other than legal notices, between the parties with respect to the subject matter of this Agreement. Each party may replace its Coordinator at any time for any or no reason by providing written notice to the other party.

      8.2 Joint Project Committee. The Coordinators shall establish the Joint Project Committee consisting of representatives of Triangle and Dynavax. The Joint Project Committee will consist of at least three (3) persons from each of Triangle and Dynavax, such persons having significant responsibility for the development and/or marketing of the Licensed Products. The Joint Project Committee will meet from time to time at mutually agreeable times via teleconference or in-person, but no less than semi-annually during the term of the Agreement. The Coordinators shall set the agenda for each meeting, and each Coordinator shall determine which regular members of Joint Project Committee and other representatives of such Coordinator's party shall attend in light of the agenda. Each party shall bear its own costs incurred in connection with participation in the Joint Project Committee.

      8.3 Objective of the Joint Project Committee. The primary objective of the Joint Project Committee will be to facilitate the expeditious development and Registration of Licensed Products by, inter alia:

            (a) facilitating the exchange of data and study results between the parties;

            (b) providing a forum for protocol and development plan review;

            (c) coordinating the developmental efforts of the parties so as to avoid duplication and inconsistency of such efforts;

            (d) coordinating the manufacturing of, and controls relating to, all

Licensed Products during the Development Program; and

            (e) reviewing the regulatory plans and timelines relating to the Licensed Products.

      Each party agrees to give due consideration to any input received from the other party at such Joint Project Committee meetings; provided, however, that all final decisions relating to the development of Licensed Products in the Territory will be made by Triangle.

      8.4 Exchange of Study Results. Each party shall submit a report detailing the results of each study or test which it performs to the other party within forty-five (45) days after completion of the final statistical analyses of the results of such study. In addition, each party will provide the other party with semi-annual progress reports summarizing its activities in respect of the development of Licensed Products during the relevant semi-annual period. Such reports shall cover the semi-annual periods ending each June 30 and December 31 and shall be due on or before July 15 and January 15 of each year, respectively.

      8.5 Publications. Each party reserves the right to publish or publicly present the results of its own development activities in respect of the Licensed Products (all such results, including the Research Program Results, being collectively referred to as the "Results"). The party proposing to publish or publicly present the Results (the "publishing party") will, however, submit a draft of any proposed manuscript, abstract, speech, transparencies, presentation materials and press releases to the other party (the "non-publishing party") for comments at least: (a) fifteen (15) days prior to submission for publication or oral presentation in the case of full manuscripts; (b) three (3) days prior to submission for publication or oral presentation in the case of abstracts; and
(c) one (1) day prior to publication in the case of press releases, except, in the case of press releases, where applicable law, in the reasonable opinion of the publishing party, requires such press release to be issued within time constraints which would make such review impractical. The non-publishing party shall notify the publishing party in writing within the applicable time period set forth above after receipt of such draft whether such draft contains Information (as hereinafter defined) of the non-publishing party which it considers to be confidential under the provisions of Article 15 hereof, or information that if published would have an adverse effect on a patent application for which the non-publishing party has initial patent prosecution responsibility pursuant to Article 10 of this Agreement. In the latter case, the non-publishing party shall have the right to request a delay and the publishing party shall delay such publication for a period not exceeding sixty (60) days. In any such notification, the non-publishing party shall indicate with specificity its suggestions regarding the manner and degree to which the publishing party may disclose such information. The publishing party shall have the final authority to determine the scope and content of any publication, provided that such authority shall be exercised with reasonable regard for the interests of the non-publishing party, except that no publication will contain any Information disclosed by the non-publishing party to the publishing party without the non-publishing party's prior written permission. Each party shall cause its Affiliates, licensees or sublicensees, as the case may be, to comply with the requirements of this Section 8.5 with respect to any of their proposed publications.

                        ARTICLE 9. SUPPLY AND MANUFACTURE

      9.1 Supply of Finished Drug Substance.

            (a) Dynavax agrees to supply Triangle, and Triangle agrees to purchase from Dynavax, Triangle's requirements of Finished Drug Substance necessary for Triangle to perform the Development Program at Dynavax' Acquisition Cost or Manufacturer Cost therefor, as applicable. Triangle acknowledges that Dynavax may subcontract its obligations hereunder to a third party which is reasonably acceptable to Triangle. Dynavax shall not change any subcontractor without Triangle's prior written consent which shall not be unreasonably withheld or delayed. Such obligation shall include all preclinical studies, Phase I and Phase II clinical trials and, at Triangle's option all Phase III clinical trials and expanded access trials under the Development Program.

            (b) The delivery schedule for all Finished Drug Substance shall be determined from time to time by mutual agreement of the parties, but Dynavax shall use its best efforts to comply with Triangle's requested delivery dates. No Finished Drug Substance shall be supplied except pursuant to firm written purchase orders submitted to Triangle by Dynavax. All Finished Drug Substance supplied pursuant to this Section 9.1 shall (i) be manufactured in accordance with Current Good Manufacturing Practices as promulgated by the FDA, and (ii) meet specifications, determined in accordance with applicable analytical methodology, to be mutually agreed upon in good faith by the parties hereto as promptly as practicable after the Effective Date.

            (c) During the Development Program, Dynavax shall use its best efforts to provide Triangle, free of charge, with those quantities of (i) analytical reference materials and (ii) all impurities and degradation products which are measured when performing the analytical methodology for the Finished Drug Substance and which are required by Triangle to conduct the analytical work necessary to obtain Registration of the Licensed Products in each country of the Territory.

            (d) Within thirty (30) days after the Effective Date with respect to the

United States and within thirty (30) days after Triangle's request with respect to other countries of the Territory, Dynavax shall use its best efforts to establish, or shall use its best efforts to cause its subcontractors to establish, a DMF (or its counterpart in other countries of the Territory) with the FDA, and applicable government authorities for all other countries of the Territory requested by Triangle, relating to the manufacture of the Finished Drug Substance, and covering facilities from which all Finished Drug Substance to be supplied to Triangle pursuant to Subsection 9.1(a) above will be supplied. Dynavax shall provide, or shall cause its subcontractors to provide, Triangle and its sublicensees with (i) access to the data and information of Dynavax and its subcontractor's DMF's, and (ii) letters of authorization to the FDA and other applicable government authorities in other countries of the Territory and take such other actions as Triangle may reasonably request to allow Triangle or its sublicensees to refer to Dynavax' and its subcontractor's DMF's or their counterparts in connection with any submissions or filings which Triangle or its sublicensees make with respect to the Licensed Product.

            (e) Dynavax shall allow, and shall cause its subcontractors to allow, Triangle employees and/or consultants and FDA and other regulatory personnel to perform any quality assurance audits of Dynavax' and its subcontractors' manufacturing facilities that may be required of Triangle by any governmental authority or reasonably requested by Triangle.

            (f) From time to time, Triangle shall have the right, at its own expense, to have Triangle employees and its subcontractors participate in and observe the development of the manufacturing, scale-up processes and analytical testing of Dynavax and its subcontractors relating to Finished Drug Substance. The parties agree that the intent of such participation/observation shall include, but not be limited to, assistance for Triangle in subsequently implementing the same manufacturing in its facilities of its subcontractors in the event Dynavax ceases to supply Finished Drug Substance, and Dynavax shall take all reasonable steps to ensure that such Triangle employees are provided with information, materials and training necessary to facilitate such purposes.

            (g) Dynavax shall reasonably assist, and shall cause its subcontractors to reasonably assist, Triangle employees and/or consultants and FDA and other regulatory personnel in the development of analytical methodology and specifications so that the respective assay methods and specifications for the Licensed Products and the Finished Drug Substance are consistent.

            (h) Dynavax shall use its best efforts to generate, and shall use its best efforts to cause its subcontractors to generate, all documentation necessary to support registration of the Finished Drug Substance with the FDA and other foreign regulatory authorities. Dynavax further agrees to prepare its facilities, and to cause its subcontractors to prepare their facilities, for pre-approval inspections by the FDA and foreign regulatory authorities, with the reasonable assistance of Triangle employees and/or consultants. As soon as practicable after the Effective Date, the parties will initiate discussions to agree on a list of necessary documentation and validation studies required to be performed prior to NDA filing and time frames for completion.

            (i) Dynavax hereby certifies that it has not been debarred under the provisions of the Generic Drug Enforcement Act of 1992, 21 U.S.C. ss.335a (a) and (b). In the event that during the term of this Agreement, Dynavax becomes debarred or receives notice of an action or threat of an action with respect to its debarment, Dynavax shall notify

Triangle immediately. Dynavax hereby certifies that it has not and will not use in any capacity the services of any individual, corporation, partnership or association which has been debarred under 21 U.S.C. ss.335a (a) or (b) in connection with the performance of services hereunder. In the event that Dynavax becomes aware of the debarment or threatened debarment of any individual, corporation, partnership or association (the "Debarred Entity") providing services to Dynavax which directly or indirectly relate to activities under this Agreement, Dynavax shall notify Triangle immediately. Upon Triangle's request, Dynavax agrees to cease using the services of the Debarred Entity.

            (j) Upon request by Triangle, Dynavax agrees to submit promptly documentation which reasonably substantiates Dynavax' Acquisition Cost or Manufacturing Cost for the Licensed Products, as applicable. Triangle shall have audit rights in respect of the Acquisition Costs or Manufacturing Costs for the Licensed Products similar to those of Dynavax as set forth in Section 4.2, mutatis mutandis. Dynavax shall use its best efforts to negotiate a commercially reasonable Acquisition Cost for Finished Drug Substance.

      9.2 Commercial Supply of Finished Drug Substance. Triangle shall be responsible for the commercial supply of all Finished Drug Substance and the transition to the commercial supplier shall commence at the Phase III clinical trial stage for each Licensed Product, unless Triangle and Dynavax agree that Dynavax will supply Phase III clinical trial material. Dynavax shall reasonable cooperate, and shall cause its subcontractors to reasonably cooperate, with Triangle and its contractor in connection with the transaction of manufacture and supply responsibilities.

      9.3   Regulatory and Quality Assurance.

            (a) Dynavax acknowledges that, except for any of its subcontractor's


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

DMF's, Triangle shall be solely responsible for (i) filing all regulatory documents with the FDA and foreign regulatory agencies in connection with the Development Program and Registration of all Licensed Products and (ii) quality assurance oversight in respect of the Licensed Products. Dynavax will reasonably assist Triangle by providing with such data as area available to Dynavax which are necessary for Triangle to fulfill all FDA and foreign regulatory reporting requirements in respect of the Licensed Products supplied hereunder. Dynavax will use its best efforts to cause any subcontractor which it uses in connection with the manufacture of the Licensed Products to fully disclose all data relating to such subcontractor's manufacturing activities to Triangle.

            (b) Dynavax shall use its best efforts to cause any subcontractors it uses in connection with the supply and manufacture of the Licensed Products to enter into such contractual arrangements with Triangle as are reasonably necessary to comply with applicable FDA laws and regulations, relating to the manufacturing, control, testing and release of the Licensed Products, including the draft guidance entitled "Cooperative, Manufacturing Arrangements for Licensed Products".

                         ARTICLE 10. PATENT PROSECUTION

      10.1 Title to Inventions. Each party shall have and retain sole title in inventions, whether or not patentable, made by it or on its behalf (as by its employees or agents) in the course of work performed under this Agreement.

      10.2 Dynavax Inventions. Dynavax shall, in consultation with Triangle, file and prosecute such patent applications regarding any of Dynavax' sole inventions which are reasonably necessary for the development, registration, manufacture, use or sale of ISS, Conjugated ISS and the Licensed Products in the Territory, and thereafter shall diligently and in the exercise of its discretion in a manner reasonably consistent with the goals and expectations of the parties, giving due and reasonable consideration to Triangle's position, prosecute and maintain in force the resulting Dynavax Patents all at the expense of Dynavax. Dynavax shall enable Triangle or its counsel to directly contact and confer with Dynavax' patent attorney with respect to the prosecution of any patent applications constituting part of the Dynavax Patents and shall use its reasonable efforts to amend, correct or refile any patent or patent application included in the Dynavax Patents to include claims reasonably requested by Triangle. The territorial scope of such filings shall be the subject of specific discussion between the parties, but shall include all Patent Filing Countries and all other countries reasonably requested by Triangle to the extent not already applied for as of the Effective Date. If for any reason Dynavax declines to file a patent application or, having filed, declines to prosecute or maintain any of the Dynavax Patents within the Territory, Triangle may so file, prosecute or maintain in Dynavax' name and at Triangle's expense in such country, in which event, Dynavax shall at Triangle's request and expense, provide all reasonable assistance; provided, however, that Triangle shall be entitled to credit the out-of-pocket expenses so incurred against royalties and Milestone Payments due hereunder with respect to Licensed Products sold in such country.

      10.3 Triangle Inventions. Triangle shall, in consultation with Dynavax, file and prosecute such patent applications regarding any of the Triangle Patents owned or controlled by Triangle, and thereafter shall diligently and in the exercise of its discretion in a manner reasonably consistent with the goals and expectations of the parties hereunder, giving due and reasonable consideration to Dynavax' position, prosecute and maintain in force the resulting Triangle Patents, all at Triangle's expense. Triangle shall enable Dynavax or its counsel to directly contact and confer with Triangle's patent counsel, at Dynavax' expense, with respect to the prosecution of any patent applications constituting part of the Triangle Patents and shall use its reasonable efforts to amend, correct or refile any patent or patent application included in the Triangle Patents to include claims reasonably requested by Dynavax. The territorial scope of such filings shall be the subject of specific discussion between the parties. If for any reason Triangle declines to file a patent application or, having filed, declines to prosecute or maintain any of the Triangle Patents in any country, Dynavax may so file, prosecute or maintain in Triangle's name and at Dynavax' expense in such country, in which event, Triangle shall, at Dynavax' request and expense, provide all reasonable assistance.

      10.4 Joint Inventions. With respect to Joint Inventions: (a) all patent applications and patents with respect thereto shall be jointly owned by Dynavax and Triangle; (b) Triangle and its sublicensees and assignees shall be free to use such patent applications and patents in the Territory and Dynavax and its licensees and assignees shall be free to use such patent applications and patents in any country of the Territory in which the license granted pursuant to
Section 2.1 is terminated only to the extent so terminated, in each event, without payment of royalty or accounting therefor; (c) each party agrees to consult with the other party and to give due and reasonable consideration to the other party's position in determining the territorial scope of patent filings within the Territory (in the case of Triangle) and outside the Territory (in the case of Dynavax), and the prosecution and maintenance of resulting patent rights based on Joint Inventions; and (d) Triangle shall have the sole right and discretion to file any patent application and prosecute and maintain any resulting patent rights on Joint Inventions, in which event, Dynavax shall, at Triangle's request, provide all reasonable assistance and shall promptly reimburse Triangle with *** percent (***%) of the out-of-pocket expenses so incurred by Triangle.

      10.5  Further Obligations.

            (a) Except as otherwise provided in Articles 11 and 20, each party's responsibilities for patent prosecution activities pursuant to this Article 10 shall also include all ex parte and inter partes activities defending such party's relevant patent applications and patents, including all interference, opposition defense and observation defense proceedings before any patent offices and litigation to determine the validity, enforceability, allowability or subsistence of such patent applications and patents. Each party agrees to give due consideration to the other party's position with respect to any such patent prosecution activities (which term, as used herein, shall include without limitation, any inter partes activities of the type described in the first sentence of this Subsection 10.5 (a)). In the event a party fails to initiate or pursue any patent prosecution activities for which it is responsible, or having commenced such patent prosecution activities, declines to pursue such patent prosecution activities, the other party may initiate, pursue or assume such patent prosecution activities, at its sole expense.

            (b) In conducting its patent prosecution activities under this Agreement, each party may use patent attorneys selected by it and reasonably acceptable to the other party. In addition to the other obligations set forth in this Article 10, each party undertakes to keep the other party throughout the term of this Agreement regularly informed of the status and progress of the patent prosecution activities it undertakes under this Agreement including, but not limited to, supplying the other, upon reasonable request and at reasonable

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intervals, with all correspondence with the patent offices in the Patent Filing
Countries. To the extent that a party has not previously done so, or promptly upon request by the other party in order to assist such other party in connection with any of its activities or the exercise of any of its rights pursuant to Articles 10 and 11, such party shall provide the other party with such additional relevant documentation which such other party may reasonably request relating to such patent applications and patents in the Dynavax Patents, Triangle Patents or those relating to Joint Inventions, as applicable, including but not limited to, copies thereof and access to laboratory notebooks, other supporting data and relevant employees. If a party decides to abandon or allow to lapse any patent application or patent or not to initiate or any other patent prosecution activity for which it has patent prosecution responsibility pursuant to this Article 10, it shall give the other party notice thereof in a sufficiently timely manner so as to enable such other party to determine whether to assume patent prosecution activity in connection therewith. Each party shall use its best efforts to give such notice at least *** (***) days before any abandonment, lapse or any other relevant deadline.

            (c) Each party shall have the independent right to challenge third party patents or patent applications which may, in such party's sole discretion, affect the ability to commercialize Licensed Products. The party choosing to challenge such third party patents or patent applications shall advise the other party of the challenge in writing at least thirty (30) days prior to initiating the challenge.

                            ARTICLE 11. INFRINGEMENT

      11.1 Third Party Infringement. If Triangle or Dynavax becomes aware of any

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

activity that it believes represents a substantial infringement of a Valid Claim or patents relating to Joint Inventions, the party obtaining such knowledge shall promptly advise the other of all relevant facts and circumstances pertaining to the potential infringement. Dynavax shall have the right, but not the obligation, to enforce any rights within the Dynavax Patents against such infringement, at its own expense. Triangle shall have the right to enforce any rights within the Triangle Patents and patents relating to Joint Inventions, at its expense.

      11.2 Dynavax Infringement Suits.

            (a) Dynavax will give Triangle prompt written notice of any proposed settlement, consent judgment or voluntary disposition of any suit or legal action relating to an infringement of the Dynavax Patents, and will consider any and all comments and suggestions relating thereto provided by Triangle prior to any such settlement, judgment or disposition; provided that Triangle delivers all such comments and suggestions in a timely manner; and provided further that, notwithstanding the above, Dynavax, in Dynavax' sole discretion, exercised in good faith, may enter into any settlement, consent judgment or voluntary final disposition of any suit or legal action on behalf of Dynavax and Triangle so long as such settlement, judgment or disposition does not adversely affect Triangle's rights under the license agreement nor impose any obligations on Triangle other than as explicitly set forth in the license agreement.

            (b) In the event that Dynavax recovers any settlement amount or any damages for past infringement as a result of such suit or legal action, such amount or damages shall be applied first to reimburse Dynavax for any unreimbursed expenses and legal fees relating to such suit or legal action, second to reimburse, on a pro rata basis,

Triangle or its sublicensees and other licensees of Dynavax having an interest in such infringement action, if any, for any unreimbursed expenses and legal fees relating to such suit or legal action, and third, after such reimbursements, to the extent that the remaining amount of such settlement amount or damages, in whole or in part, can be reasonably attributed to losses actually incurred as a result of such infringement by Triangle and such other licensees of Dynavax, if any, such remaining amount will be shared such that *** percent (***%) will be retained by Dynavax and ***% will be distributed on a pro rata basis among Triangle and such other licensees, if any, in accordance with each party's reasonably attributed losses or damages. In the event Triangle and Dynavax cannot reach agreement on what constitutes a pro rata distribution, the matter shall be referred to an independent certified public accountant (not regularly employed by either party) for a final determination of such pro rata distribution.

      11.3 Triangle Infringement Suits.

            (a) If Dynavax shall fail, within *** (***) days after receiving notice from Triangle of a potential infringement of the Dynavax Patents or after giving Triangle notice of such infringement, either (a) to terminate such infringement or (b) to institute an action to prevent continuation thereof and, thereafter, to prosecute such action diligently, or if Dynavax notifies Triangle that it does not plan to terminate the infringement of the Dynavax Patents or institute such action, then Triangle shall have the right to do so. Dynavax shall cooperate with Triangle in such effort, including being joined as a party to such action if necessary. In the event Triangle institutes any action relating to infringement of the Dynavax Patents, Triangle may deposit up to *** percent (***%) of any royalties which are otherwise

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

payable to Dynavax during the pendency of any such infringement action in an interest-bearing escrow account (bearing interest at rates comparable to other Triangle deposits of immediately available funds). Triangle shall, upon the final resolution or settlement of such infringement action, provide Dynavax with an accounting of the total royalty payments escrowed (and interest thereon) and Triangle's expenses incurred in such infringement action. Triangle shall be entitled to offset any expenses which Triangle fails to recoup from any damage award or settlement payments arising from such infringement action against such escrowed royalties. Any escrowed payments (and interest thereon) in excess of Triangle's unrecouped expenses shall be immediately paid to Dynavax.

            (b) Any damage award or settlement payments made to Triangle for infringement of the Dynavax Patents in excess of Triangle's expenses in connection with any infringement action it initiates relating to the Dynavax Patents shall next be used to reimburse Dynavax for any legal fees and expenses it incurs in connection with such infringement action and any remaining amount shall then be divided as follows: *** percent (***%) to Dynavax and *** percent (***%) to Triangle. Any damage award or settlement payments made to Triangle in connection with any action relating to infringement of the patents relating to Joint Inventions, after first reimbursing Triangle for its expenses, shall be equally divided by the parties. Any damage award or settlement payments made to Triangle in connection with any action relating to infringement of the Triangle Patents shall be retained by Triangle. Notwithstanding the above, Triangle may not and shall have no authority to settle any such suit or legal action, or reach an agreement with any third party, relating to the Dynavax Patents without the prior written consent of Dynavax, which consent

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will not be unreasonably withheld or delayed.

      11.4 Alleged Infringement of Third Party Patents. In the event that a third party commences an action against Triangle alleging that Triangle's, its Affiliates' or sublicensees' making, having made, using, importing, offering for sale or selling a Licensed Product in one or more countries in the Territory infringes or will infringe such third party's patent rights, Triangle may elect to defend such suit at its sole expense and discretion. Triangle may, subsequent to the commencement of such action, reduce all royalty payments on its, its Affiliates' and sublicensees' sales of Licensed Products allegedly infringing such third party's patent rights by *** percent (***%). If a court of competent jurisdiction issues a decision which is unappealable or unappealed within the time allowed therefor that such third party's patent rights are not being infringed by Triangle, its Affiliates or sublicensees or that such third party's patent rights are not valid or are unenforceable, the former royalty rates shall be restored and the royalty payments not theretofore made and interest earned therein, after first reimbursing Triangle for the legal fees relating to such action, shall become due and payable to Dynavax.

             ARTICLE 12. TRANSFER OF KNOW-HOW; TECHNICAL ASSISTANCE

      12.1 Transfer by Dynavax. Within forty five (45) days following the Effective Date and as far as it has not previously done so, Dynavax shall supply Triangle with all Dynavax Know-How. With respect to any Dynavax Know-How developed by Dynavax during the term of this Agreement, such disclosure will be made at least on a quarterly basis or sooner, if practicable.

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      12.2 Technical Assistance.

            (a) Dynavax shall, upon request by Triangle, provide Triangle with reasonable cooperation and assistance, consistent with the other provisions hereof, in connection with the transfer of Dynavax Know-How. Such assistance may include, but is not limited to, development of the formulations of the Licensed Products; procurement of supplies and raw materials; initial developmental and production batch manufacturing runs; process, specification and analytical methodology design and improvement; and, in general, such other assistance as may contribute to the efficient application by Triangle of the Dynavax Know-How. In this regard, Dynavax agrees to make appropriate employees of Dynavax reasonably available to assist Triangle, and Dynavax agrees to provide reasonable numbers of appropriate Triangle personnel with access during normal business hours to the appropriate personnel and operations of Dynavax for such periods of time as may be reasonable in order to familiarize Triangle personnel with the Dynavax Know-How as applied by Dynavax. At Triangle's reasonable request, such assistance shall be furnished at Triangle's or its subcontractors' or sublicensees' facilities in the Territory, subject to a mutually agreed upon schedule. Such technical assistance shall include but not be limited to the following:

            (i) Dynavax shall: (A) provide Triangle with access to any and all DMF's or counterparts thereof in any countries of the Territory of Dynavax relating to the manufacture of Finished Drug Substance existing as of the Effective Date; (B) provide Triangle with letters of authorization to the FDA and other applicable government authorities in other countries of the Territory to refer to Dynavax' DMF's; and (C) reasonably cooperate with Triangle in obtaining access to and letters of authorization to refer to the DMF's of


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Dynavax' subcontractors which are, or will be, supplying any Finished Drug
Substance; and

            (ii) Within forty five (45) days after the Effective Date, Dynavax shall provide Triangle with copies of all documentation in Dynavax' possession, including all correspondence between Dynavax and its subcontractors, regarding the manufacture of the Finished Drug Substance which would be necessary or useful to assist Triangle in the commercial production of Finished Drug Substance or to support Registration of the Licensed Products.

            (b) During the period prior to the fifth anniversary of the Effective Date, (i) Dynavax shall provide up to *** (***) man-days of such technical assistance during each year of such period at Dynavax' sole expense and (ii) subsequent to such *** (***) man-days of technical assistance, Dynavax shall provide such additional technical assistance as may be reasonably requested by Triangle, provided, that all reasonable out-of-pocket travel costs and expenses incurred by Dynavax in rendering technical assistance pursuant to this Section 12.2 in excess of such *** (***) man-days per year shall be reimbursed to Dynavax by Triangle and, in addition, Triangle will pay Dynavax a consultancy fee in an amount to be negotiated by the parties hereto in good faith (but not to exceed the consultancy fee, if any, then being charged by Dynavax to third parties) for each consultancy day in excess of *** (***) man-days spent by personnel of Dynavax in rendering technical assistance to Triangle. Technical assistance furnished pursuant to this Section 12.2 shall continue only until the fifth anniversary of the Effective Date of this Agreement.

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      12.3 Transfer by Triangle. With respect to any Triangle Know-How developed by Triangle during the term of this Agreement, Triangle shall supply Dynavax with such Triangle Know-How on at least a quarterly basis or sooner, if practicable.

      12.4 Language of Disclosures. All disclosures pursuant to this Agreement will be in English.

      ARTICLE 13. WARRANTIES AND REPRESENTATIONS; LIMITATION OF LIABILITY;
                           DISCLAIMERS; AND COVENANTS

      13.1 Warranties and Representations of Dynavax. Dynavax warrants and represents, except as otherwise specifically disclosed in a disclosure letter (referencing the appropriate schedule or section number) supplied by Dynavax to Triangle and dated as of the date hereof, as of the date hereof and as of the Effective Date, the following:

            (a) It possesses the necessary right, power and authority to enter into this License Agreement;

            (b) the copy of the Primary License Agreement delivered to Triangle on or about February 14, 2000 is a true, complete and accurate copy of the Primary License Agreement;

            (c) Exhibit A is a complete list of all patents and patent applications included in the Dynavax Patents;

            (d) it is not aware of any material facts which it has not disclosed to Triangle regarding the manufacture, use or sale of any Licensed Products or the practice of any inventions included in the Dynavax Patents or the use of the Dynavax Know-How by Triangle (except, potentially, details regarding the Dynavax Know-How to be provided under Article 12), including without limitation any material facts regarding the possibility that such manufacture, use, sale or practice might infringe any third party's know-how, patent rights or


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

other intellectual property in the Territory;

            (e) it is aware of no third party using or infringing all or any of the Dynavax Patents in derogation of the rights granted pursuant to this Agreement;

            (f) it is aware of no third party claim to any rights in the Dynavax Patents or the Dynavax Know-How;

            (g) it is aware of no pending interference or opposition proceeding or litigation or any communication which threatens an interference or opposition proceeding or litigation before any patent and trademark office, court, or any other governmental entity or court in any jurisdiction in regard to the Dynavax Patents; and

            (h) with respect to the Primary License Agreement (i) Dynavax and, to Dynavax' knowledge, the Primary Licensor has performed all the material obligations required to be performed by each to date, and are not in default or breach under the Primary License Agreement; (ii) the Primary License Agreement has been duly authorized, executed and delivered by Dynavax and constitutes the legal, valid and binding obligation of Dynavax, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar rights affecting the enforcement of creditors' rights generally and the application of general principles of equity; (iii) Dynavax has no knowledge that the Primary License Agreement has not been duly authorized, executed or delivered by the Primary Licensor, or does not constitute the legal, valid and binding obligation of the other party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar rights affecting the enforcement of creditors' rights generally and the application of general principles of equity; (iv) the rights under this Agreement may be granted in full


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

without any consent of the Primary Licensor that has not been obtained; and (v) the execution of this Agreement and the performance of the transactions contemplated hereby will not change in any respect, or result in the termination of, any terms or provisions of the Primary License Agreement.

      13.2 Warranties and Representations of Each Party. Each party hereto warrants and represents to: (a) the other that it is free to enter into this Agreement (including the receipt of all corporate authorizations) and to carry out all of the provisions hereof, including, its grant to the other of the licenses described in Article 2; (b) to its knowledge, there is no failure to comply with, no violation of or any default under, any law, permit or court order applicable to it which might have a material adverse effect on its ability to execute, deliver and perform this Agreement or on its ability to consummate the transactions contemplated hereby; and (c) it shall comply with laws and regulations relating to the performance of its obligations or the exercise of its rights hereunder including, in the case of Triangle, those relating to the manufacture, processing, producing, use, sale, or distribution of Licensed Products; and that it shall not take any action which would cause it or the other party to violate such laws and regulations.

      13.3 Disclaimer of Warranties. EXCEPT AS OTHERWISE SET FORTH IN SECTION
13.1 ABOVE, DYNAVAX MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE DYNAVAX PATENTS OR DYNAVAX KNOW-HOW AND EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE CAPABILITIES, SAFETY, UTILITY, OR COMMERCIAL APPLICATION OF


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DYNAVAX PATENTS OR DYNAVAX KNOW-HOW.

      13.4 Limitation of Liability.

            (a) Neither party shall be liable to the other party or its Affiliates, sublicensees or any of its or their customers for any special, incidental or consequential damages resulting from defects in the testing, labeling, manufacture or other application of the Licensed Products manufactured, tested or sold pursuant to this Agreement.

            (b) Any provision of this Agreement to the contrary notwithstanding, Dynavax shall not be liable to Triangle, its Affiliates or sublicensees for any damage that any party may suffer as a result of any third party actions for patent infringement or for any other claims against Triangle, its Affiliates or sublicensees in connection with their use of Dynavax Patents or Dynavax Know-How; provided, however, that the foregoing limitation shall in no way affect or otherwise limit any remedies which Triangle or its Affiliates or sublicensees may have against Dynavax as a result of Dynavax' breach of any of its warranties and representations set forth in Article 13 hereof.

      13.5 Insurance. Without limiting Triangle's indemnity obligations under
Article 14, Triangle shall maintain throughout the term of this Agreement a commercial, general liability insurance policy, written by a reputable insurance company authorized to do business in the United States, which:

            (a) insures Indemnitees for all claims, damages, and actions mentioned in Section 14.1 of this Agreement;

            (b) includes a contractual endorsement providing coverage for all liability arising out of bodily injury and property damage; and


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             (c) provides the Indemnitees with product liability coverage in an amount no less than *** Dollars ($***) per occurrence for bodily injury and *** Dollars ($***) per occurrence for property damage, subject to a reasonable aggregate amount not to exceed *** Dollars ($***). Upon request, Triangle shall provide Dynavax with certificates of insurance evidencing the above insurance coverage.

      13.6 Special Dynavax Covenants.

            (a) Dynavax agrees that it shall (i) maintain the Primary License Agreement in full force and effect during the term of this Agreement; (ii) take no action that would constitute a breach or default of the Primary License Agreement; (iii) keep Triangle informed with respect to all material developments affecting the Agreement, including, without limitation, by promptly forwarding to Triangle a copy of any notice provided to Dynavax by the Primary Licensor pursuant to the Primary License Agreement; (iv) in addition, to the extent Triangle in accordance with this Agreement pays money or provides information or materials to Dynavax, Dynavax shall promptly forward the same to the Primary Licensor in a manner and in such time so as not to cause a breach or default under the Primary License Agreement; and (v) will not amend the Primary License Agreement in a manner which adversely affects Triangle's rights and obligations hereunder. Dynavax further agrees that Triangle shall have the right to pay any amounts due and payable by Dynavax to the Primary Licensor pursuant to the Primary License Agreement in the event Dynavax does not pay such amounts in a timely manner. In such event, Triangle may totally offset such amounts paid to the Primary Licensor against any amounts payable to Dynavax hereunder and such offset shall not be taken into account when calculating any limitation on

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royalty reductions prescribed in Article 3 hereof.

            (b) Within thirty (30) days after the Effective Date, Dynavax agrees that it will deliver to the Primary Licensor a copy of the amendment to the Primary License Agreement in form and substance attached hereto as Exhibit C and request that the Primary Licensor execute such amendment. Dynavax agrees to execute such amendment and will inform Triangle of the Primary Licensor's response to the foregoing request.

            (c) Dynavax agrees to use its best efforts to prepare and file all patent applications relating to the Dynavax Patents as promptly as reasonably possible.

                           ARTICLE 14. INDEMNIFICATION

       14.1 Triangle's Indemnification. Subject to compliance by the Indemnitees with the provisions set forth in Section 14.3, Triangle shall defend, indemnify, and hold harmless the Indemnitees, from and against any and all claims, demands, losses, liabilities, expenses, and damages including investigative costs, court costs and reasonable attorneys' fees (collectively, the "Liabilities") which Indemnitees may suffer, pay, or incur as a result of or in connection with: (a) any and all personal injury (including death) and property damage caused or contributed to, in whole or in part, by manufacture, testing, design, use, sale, or labeling of any Licensed Products or the practice of the Dynavax Patents or Dynavax Know-How by Triangle or Triangle's Affiliates or sublicensees, excluding any Liabilities arising as a result of Dynavax' or, if applicable, its subcontractor's negligence, intentional misconduct or breach of contract in supplying Finished Drug Substance or Dynavax' breach of its representations and warranties and covenants under this Agreement; and (b) any breach by Triangle of its representations, warranties and covenants contained in this Agreement. Triangle's obligations under this Article shall survive the expiration or termination of this


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Agreement for any reason.

       14.2 Dynavax' Indemnification. Subject to compliance by the Indemnitees with the provisions set forth in Section 14.3, Dynavax shall indemnify and hold the Indemnitees harmless from and against any and all Liabilities which Indemnitees may suffer, pay or incur as a result of or in connection with: (a) any breach by Dynavax of any of its representations, warranties and covenants set forth in this Agreement; (b) any claims or suits asserted or commenced by the Primary Licensor regarding any default or alleged default by Dynavax under the Primary License Agreement. Dynavax' obligations under this Article shall survive expiration or termination of this Agreement for any reason; and (c) Dynavax' or, if applicable, its subcontractor's negligence, intentional misconduct or breach of contract in supplying Finished Drug Substance.

       14.3 Indemnification Procedures. Any Indemnitee which intends to claim indemnification under this Article shall, promptly after becoming aware thereof, notify the party from whom it is seeking indemnification (the "Indemnitor") in writing of any matter in respect of which the Indemnitee or any of its employees intend to claim such indemnification. The Indemnitee shall permit, and shall cause its employees to permit, the Indemnitor, at its discretion, to settle any such matter and agrees to the complete control of such defense or settlement by the Indemnitor; provided, however, that such settlement does not adversely affect the Indemnitee's rights hereunder or impose any obligations on the Indemnitee in addition to those set forth herein in order for it to exercise such rights. No such matter shall be settled by such Indemnitee without the prior written consent of the Indemnitor and neither the Indemnitor nor the Indemnitee shall be responsible for any legal fees or other costs incurred other than as provided herein. The Indemnitee and its employees


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

shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any matter covered by the applicable indemnification. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense.

                           ARTICLE 15. CONFIDENTIALITY

       15.1 Treatment of Confidential Information. Except as otherwise provided hereunder, during the term of this Agreement and for a period of (***) *** years thereafter:

            (a) Triangle and its Affiliates and sublicensees shall retain in confidence and use only for purposes of this Agreement, any written information and data supplied by or on behalf of Dynavax under this Agreement and the Non-Disclosure Agreement, dated April 9, 1999, between Dynavax and Triangle (the "Confidentiality Agreement"); and

            (b) Dynavax shall retain in confidence and use only for purposes of this Agreement any written information and data supplied by or on behalf of Triangle to Dynavax under this Agreement.

       For purposes of this Agreement, all such information and data which a party is obligated to retain in confidence shall be called "Information."

       15.2 Right to Disclose. To the extent that it is reasonably necessary to fulfill its obligations or exercise its rights under this Agreement, or any rights which survive termination or expiration hereof, each party may disclose Information to its Affiliates, sublicensees (actual or prospective), consultants, outside contractors, actual or prospective investors, and clinical investigators on condition that such entities or persons agree in

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writing:

            (a) to keep the Information confidential for a period of at least *** (***) years from the date of disclosure by such party to the same extent as such party is required to keep the Information confidential; and

            (b) to use the Information only for those purposes for which the disclosing party is authorized to use the Information.

       Each party or its Affiliates or sublicensees, as applicable, may disclose Information to the government or other regulatory authorities to the extent that such disclosure (i) is necessary for the prosecution and enforcement of patents, or authorizations to conduct preclinical or clinical trials to commercially market Licensed Products, provided such party is then otherwise entitled to engage in such activities in accordance with the provisions of this Agreement, or (ii) is legally required.

       15.3 Release from Restrictions. The obligation not to disclose or use Information shall not apply to any part of such Information that:

            (a) is or becomes patented (but the existence of a patent shall only permit disclosure and not, unless otherwise provided hereunder, use), published or otherwise part of the public domain, other than by unauthorized acts of the party obligated not to disclose such Information (for purposes of this Article 15 the "receiving party") or its Affiliates or sublicensees in contravention of this Agreement; or

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            (b) is disclosed to the receiving party or its Affiliates or sublicensees by a third party provided that such Information was not obtained by such third party directly or indirectly from the other party to this Agreement; or

            (c) prior to disclosure under the Confidentiality Agreement or this Agreement, as the case may be, was already in the possession of the receiving party, its Affiliates or sublicensees, provided that such Information was not obtained directly or indirectly from the other party to this Agreement; or

            (d) results from research and development by the receiving party or its Affiliates or sublicensees, independent of disclosures from the other party to this Agreement, provided that the persons developing such information have not had exposure to the information received from the other party to this Agreement; or

            (e) is required by law to be disclosed by the receiving party, provided that in the case of disclosure in connection with any litigation, the receiving party uses reasonable efforts to notify the other party immediately upon learning of such requirement in order to give the other party reasonable opportunity to oppose such requirement; or

            (f) Triangle and Dynavax agree in writing may be disclosed.

                        ARTICLE 16. CONDITIONS PRECEDENT

            This Agreement will not become effective until Dynavax and Triangle have executed and delivered the Stock Purchase Agreement and the Closing (as defined in the Stock Purchase Agreement) shall have occurred. In the event the condition set forth in this Article 16 has not been satisfied within thirty (30) days from the date set forth at the beginning of this Agreement, Triangle may terminate this Agreement by giving Dynavax ten (10) days' prior notice.


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                        ARTICLE 17. TERM AND TERMINATION

      17.1 Term. Unless sooner terminated as otherwise provided in this Agreement, the term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until the expiration of Triangle's obligations to pay royalties hereunder.

      17.2 Termination by Default.

            (a) If either party defaults in the performance of, or fails to be in compliance with, any material agreement, condition or covenant of this Agreement, the non-defaulting party may terminate this Agreement with respect to the defaulting party if such default or noncompliance shall not have been remedied, or, in the event the default or non-compliance cannot be remedied within such period, reasonable steps shall not have been initiated to remedy the same, within sixty (60) days after receipt by the defaulting party of a written notice thereof from the non- defaulting party. If the defaulting party's default relates solely to its obligations under the Research Program, the non-defaulting party may elect to terminate only the Research Program pursuant to the Section 17.2(a) without affecting the remainder of the Agreement.

            (b) In the event that: (i) any proceeding is commenced by or against a party seeking relief under any bankruptcy, insolvency or similar law and if such proceeding is involuntary, it remains undismissed for sixty (60) days; or a party, by action or answer, approves of, consents to or acquiesces in such proceeding or admits the material allegations of or defaults in answering a petition filed in such proceeding; or (ii) a receiver, liquidator, assignee, custodian or trustee (or similar official) is appointed for a party in respect of any substantial part of its assets or for purposes of the winding-up or liquidation of its business and such appointment remains unstayed and in effect for a period of sixty (60) days; or (iii) a


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

party makes an assignment for the benefit of creditors; then, in any such event, such party shall be deemed in default for purposes of this Section 17.2.

       17.3 Termination by Triangle. Triangle shall have the right to terminate this Agreement by giving Dynavax sixty (60) days' prior written notice thereof. Such termination may be made with respect to one or more (a) countries of the Territory; (b) Disease Indications; or (c) form of Licensed Product in respect of an indication, without affecting this Agreement in respect of other countries, Disease Indications or forms of Licensed Products.

       17.4 Obligations Upon Termination. If this Agreement is terminated as a result of Triangle's breach pursuant to Section 17.2, or is terminated in whole or in part by Dynavax in accordance with Section 7.3 or by Triangle in accordance with Section 17.3, then in the case of termination in the entire Territory, Triangle shall use, and shall cause its Affiliates and sublicensees to use, its and their best efforts to return, or at Dynavax' direction, destroy all data, writings and other documents and tangible materials supplied to Triangle by Dynavax properly organized; and (b) with respect to those countries with respect to which termination occurs, provided the parties reach agreement on the terms of the license described in Section 2.4, Triangle shall provide Dynavax with full and complete copies of all toxicity, efficacy, and other data generated by Triangle or Triangle's Affiliates, and sublicensees, in the course of Triangle's efforts to develop Licensed Products or to obtain governmental approval for the sale of Licensed Products, including but not limited to any regulatory filings with any government agency in such countries. Dynavax shall be authorized to cross-reference any such regulatory filings made by Triangle, its Affiliates and sublicensees in the countries in which termination occurs where permitted by law. Dynavax


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

shall be entitled to provide information pertaining to the Triangle Patents, Triangle Know-How and Joint Know-How to any third party with a bona fide interest in licensing such technology in the countries in which termination occurs. Such data shall be provided on a confidential basis; provided, however, that if such third party concludes a license with Dynavax, such third party shall be free to use such data for all purposes, including to obtain government approvals to sell any product containing any Compound in such countries, subject to Dynavax' obligation to Triangle in respect thereof.

      17.5 Effect of Termination. In the event of any expiration or termination pursuant to this Article 17, neither party shall have any remaining rights or obligations under this Agreement other than as provided below:

            (a) Dynavax will have the right to receive all payments accrued prior to the effective date of termination;

            (b) termination or expiration of this Agreement for any reason shall have no effect on the parties' obligations under Articles 11, 14 and 15 or their respective rights in Joint Know-How set forth in Section 1.28;

            (c) upon expiration of Triangle's royalty obligations under this Agreement in a given country, Triangle shall have a perpetual, fully paid-up, non-exclusive license to use the Dynavax Know-How in such country;

            (d) termination of this Agreement by Dynavax pursuant to Section 7.3 or 17.2 or by Triangle pursuant to Section 17.3, shall have no effect on the rights and obligations of the parties under Section 17.4; and

            (e) the parties' shall retain any other remedies for breach of this Agreement they may otherwise have.


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

      17.6 Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Dynavax to Triangle are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(56) of the Bankruptcy Code. The parties agree Triangle, as a licensee of such rights and licenses, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The parties further agree that, in the event that any proceeding shall be instituted by or against Dynavax seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking an entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or it shall take any action to authorize any of the foregoing actions (each a "Proceeding"), Triangle shall have the right to retain and enforce its rights under this Agreement, including but not limited to the following rights:

            (a) the right to continue to use the Dynavax Patents and Dynavax Know-How and all versions and derivatives thereof, and all documentation and other supporting material related thereto, in accordance with the terms and conditions of this Agreement; and

            (b) the right to a complete duplicate of (or complete access to, as appropriate) all Dynavax Patents and Dynavax Know-How and all embodiments of such, and the same, if not already in Triangle's possession, shall be promptly delivered to Triangle (i) upon any such commencement of a Proceeding upon written request therefor by Triangle, unless Dynavax elects to continue to perform all of its obligations under this Agreement; or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of


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Dynavax upon written request therefor by Triangle; and

            (c) the right to obtain from Dynavax all documentation and other supporting materials related to the Dynavax Patents and Dynavax Know-How and all versions and derivatives thereof.

                             ARTICLE 18. ASSIGNMENT

       Neither party shall assign this Agreement or any part thereof without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Each party may, however, without such consent, assign or sell its rights under this Agreement (a) in connection with the sale or transfer of all or substantially all of its pharmaceutical business to a third party; (b) in the event of a merger or consolidation with a third party; or (c) to an Affiliate. No assignment shall relieve any party of responsibility for the performance of any accrued obligation which such party has under this Agreement. Any assignment shall be contingent upon the assignee assuming in writing all of the obligations of its assignor under this Agreement.

                       ARTICLE 19. REGISTRATION OF LICENSE

       Triangle, at its expense, may register the license granted under this Agreement in any country of the Territory where the use, sale or manufacture of a Licensed Product in such country would be covered by a Valid Claim. Upon request by Triangle, Dynavax agrees promptly to execute any "short form" licenses consistent with the terms and conditions of this Agreement submitted to it by Triangle reasonably necessary in order to effect the foregoing registration in such country.


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  ARTICLE 20. NOTIFICATION AND AUTHORIZATION UNDER DRUG PRICE COMPETITION AND
                          PATENT TERM RESTORATION ACT

       20.1 Notices Relating to the Act. Dynavax shall notify, and shall use its best efforts to cause the Primary Licensor to notify, Triangle of (a) the issuance of each U.S. patent included among the Dynavax Patents, giving the date of issue and patent number for each such patent; and (b) each notice pertaining to any patent included among the Dynavax Patents which the Primary Licensor receive as patent owners pursuant to the Drug Price Competition and Patent Term Restoration Act of 1984 (hereinafter the "Act"), including but not necessarily limited to notices pursuant to ss.ss.101 and 103 of the Act from persons who have filed an abbreviated NDA ("ANDA") or a "paper" NDA. Such notices shall be given promptly, but in any event within ten (10) days of notice of each such patent's date of issue or receipt of each such notice pursuant to the Act, whichever is applicable.

      20.2 Authorization Relating to Patent Term Extension. Dynavax hereby authorizes Triangle and will use its best efforts to obtain the Primary Licensor's authorization for Triangle (a) to include in any NDA for a Licensed Product, as Triangle may deem appropriate under the Act, a list of patents included among the Dynavax Patents that relate to such Licensed Product and such other information as Triangle in its reasonable discretion believes is appropriate to be filed pursuant to the Act; (b) to commence suit for any infringement of the Dynavax Patents under ss. 271(e) (2) of Title 35 of the United States Code occasioned by the submission by a third party of an IND or a paper NDA for a Licensed Product pursuant to ss.ss.101 or 103 of the Act; and
(c) in consultation with Dynavax and the Primary Licensor, to exercise any rights that may be exercisable by Dynavax or the Primary Licensor, as applicable, as patent owners under the Act to apply for an extension of the term of any patent included among the Dynavax Patents. In the event that applicable law in any


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other country of the Territory hereafter provides for the extension of the term of any patent included among the Dynavax Patents in such country, upon request by Triangle, Dynavax shall authorize Triangle and shall use its best efforts to obtain the Primary Licensor's authorization for Triangle or, if requested by Triangle, its sublicensees, to apply for such extension, in consultation with Dynavax and the Primary Licensor. Dynavax agrees to cooperate and shall use its best efforts to cause the Primary Licensor to cooperate with Triangle or its sublicensees, as applicable, in the exercise of the authorizations granted herein or which may be granted pursuant to this Section 20.2 and will execute such documents and take such additional action and use its best efforts to cause the Primary Licensor to execute such documents and to take such additional actions as Triangle may reasonably request in connection therewith, including, if necessary, permitting itself and using its best efforts to permit the Primary Licensor to permit themselves to be joined as proper parties in any suit for infringement brought by Triangle under subsection (b) above. Triangle shall bear the costs and expenses, including but not limited to attorneys' fees, of any suit for infringement brought by Triangle under subsection (b) above.

                 ARTICLE 21. DISPUTE RESOLUTION AND ARBITRATION

      21.1 Initial Resolution. In the case of any disputes between the parties arising from this Agreement (including, but not limited to, disputes regarding alleged defaults), and in case this Agreement does not specifically provide for how to resolve such disputes or prescribe that one party has final decision-making authority with respect to such dispute, the parties shall discuss and negotiate in good faith a solution acceptable to both parties and in the spirit of this Agreement. If after negotiating in good faith pursuant to the foregoing sentence, the parties fail to reach agreement within thirty (30) days, then the President and

Chief Executive Officer of Dynavax and the Chief Executive Officer of Triangle shall discuss in good faith an appropriate resolution to the dispute. If these executives fail, after good faith discussions not to exceed thirty (30) days, to reach an amicable agreement either party may demand binding arbitration pursuant to Section 21.2 ("Arbitration"). The date of submission of the matter to substrate shall be the "Dispute Date".

      21.2 Arbitration. The following provisions shall govern any arbitration pursuant to this Agreement.

             (a) Arbitration shall be conducted in accordance with the Rules of the American Arbitration Association. In the event of any conflict between the Rules and this Section, the provisions of this Section shall govern. The Arbitration shall be conducted in *** if arbitration is demanded by Dynavax or *** if arbitration is demanded by Triangle.

             (b) The Arbitration shall be heard by a panel of three arbitrators (each an "Arbitrator"). Triangle and Dynavax shall each select one Arbitrator. Such Arbitrators shall be attorneys, licensed to practice law in the state in which the Arbitration is being held, actively engaged in the full-time practice of law for a period of no less than seven (7) years. Such Arbitrators shall not be affiliated, directly or indirectly, with the parties or the attorneys representing the parties in the Arbitration and shall not have any prior involvement in the matter. In the event that either party fails within fifteen
(15) days after the Dispute Date (i) to select an Arbitrator who, to its knowledge, meets the requirements set forth in this subsection (b) and (ii) to notify the other party of the selection, the other party will then have the right to select such Arbitrator. The third Arbitrator shall be selected by mutual agreement of the parties from a list of neutral arbitrators compiled by the American Arbitration Association for

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                                       72
the parties. The third Arbitrator shall not have any prior or current relationship, direct or indirect, with any party to this Agreement. If the parties to the Arbitration are unable to agree upon the third Arbitrator within fifteen (15) days from the Dispute Date, the appointment of the third Arbitrator shall be made as expeditiously as possible and in compliance with this Section
21.2 by the two Arbitrators selected by the parties. If those Arbitrators cannot agree on the third Arbitrator within ten (10) days, then the third Arbitrator shall be designated by the American Arbitration Association or the appropriate designated representative thereof upon the written request of any party with simultaneous notice of such request to the other party to the Arbitration. The third Arbitrator shall preside over the panel of Arbitrators and the Arbitration.

             (c) The Arbitrators shall apply the substantive laws of the *** to the validity, construction and interpretation of this Agreement as is applicable to contracts made wholly performable within the state.

             (d) The Arbitration shall be resolved no later than sixty (60) days from the date of acceptance by the third Arbitrator of his or her appointment unless otherwise agreed to by the parties to the Arbitration.

             (e) Each party shall bear the expenses and costs of the Arbitrator selected by the party. The third Arbitrator shall be compensated for services rendered at the prevailing hourly rate of compensation and reimbursed for any expenses incurred in connection with rendering such services. The non-prevailing party shall bear the costs and expenses of compensation and reimbursement for the third Arbitrator.

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                                       73

             (f) The decision of the Arbitrators shall be rendered in writing and shall be final and binding and may be enforced at the request of either party to the Arbitration in any United States District Court in the state where the Arbitration takes place or any state court of such state having competent jurisdiction. Such decision may not be appealed except upon a claim of bad faith or fraud by the Arbitrators.

             (g) This Article 21 shall not apply to issues relating to the validity, construction or effect of the Dynavax Patents. In the event that, in any Arbitration, any issue arises concerning the validity, construction or effect of any of the Dynavax Patents, the Arbitrators shall assume the validity of all claims as set forth in such Dynavax Patents. Matters, controversies or disputes concerning the Dynavax Patents shall be resolved in any court having jurisdiction thereof or in any other manner mutually agreed to by the parties.

                         ARTICLE 22. GENERAL PROVISIONS

       22.1 Export Controls. Dynavax acknowledges that Triangle is subject to United States laws and regulations controlling the export of technical data, biological materials, chemical compositions and other commodities and that Triangle's obligations under this Agreement are contingent upon compliance with applicable United States export laws and regulations. The transfer of technical data, biological materials, chemical compositions and commodities may require a license from the cognizant agency of the United States government or written assurances by Dynavax that Dynavax shall not export data or commodities to certain foreign countries without the prior approval of certain United States agencies, or as otherwise prescribed by applicable law or regulation. Triangle neither represents that an export license shall not be required nor that, if required, such export license shall issue.

       22.2 Independent Contractors. It is understood and agreed that the parties hereto are independent contractors and are engaged in the operation of their own respective businesses, and neither party hereto is to be considered the agent of the other party for any purpose whatsoever, and neither party shall have any authority to enter into any contracts or assume any obligations for the other party nor make any warranties or representations on behalf of that other party.

      22.3 Patent Marking. Triangle shall mark Licensed Products sold in the United States with United States patent numbers. Licensed Products manufactured or sold in other countries shall be marked in compliance with the intellectual property laws in force in such countries. The foregoing obligations shall be subject to size and space limitations. If Dynavax believes that a Licensed Product should be marked with the number of a Dynavax

Patent, Dynavax shall provide written notice to Triangle which identifies the patent number and the Licensed Product on which it should appear. It shall also be Dynavax' responsibility to inform Triangle in writing when marking with a Dynavax Patent number should be discontinued. To the extent that Triangle complies with Dynavax' instructions, Dynavax shall indemnify and hold Triangle harmless for any liability, claim or action for false patent marking or non-marking.

       22.4 Publicity. The parties agree to issue mutual press releases concerning their entry into this Agreement, with the content of such releases to be approved (which consent shall not be unreasonably withheld or delayed) in advance by the parties. In all other respects, except as required by law, neither party shall use the name of the other party in any publicity release without the prior written permission of such other party, which shall not be unreasonably withheld. The other party shall have a reasonable opportunity to review and comment on any such proposed publicity release. Except as required by law, neither party shall publicly disclose the terms of this Agreement or issue any publicity release with regard thereto unless expressly authorized to do so by the other party which authorization shall be agreed upon.

       22.5 Governing Law. This Agreement and all amendments, modifications, alterations, or supplements hereto, and the rights of the parties hereunder, shall be construed under and governed by the laws of the ***, exclusive of its conflicts of laws principles.

       22.6 Entire Agreement. This Agreement, together with the Exhibits attached hereto, constitutes the entire agreement between Dynavax and Triangle with respect to the subject matter hereof and shall not be modified, amended or terminated, except as herein

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                                       76
provided or except by another agreement in writing executed by the parties hereto. Upon the Effective Date, the Confidentiality Agreement shall terminate.

       22.7 Waiver. No provision of this Agreement may be waived except by a writing signed by the party entitled to the benefit thereof, and no such waiver of any provision hereof in one instance shall constitute a waiver of any other provision or of such provision in any other instance. No omission, delay or failure on the part of any party hereto in exercising any rights hereunder will constitute a waiver of such rights or of any other rights hereunder.

       22.8 Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement, not essential to the commercial purpose of this Agreement, shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions, or portions thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which shall implement the commercial purpose of the illegal, invalid, or unenforceable provision. In the event that any provision essential to the commercial purpose of this Agreement is held to be illegal, invalid or unenforceable and cannot be replaced by a valid provision which will implement the commercial purpose of this Agreement, this Agreement and the rights granted herein shall terminate.

      22.9 Force Majeure.

            (a) Any delays in, or failure of performance of, any party to this Agreement, shall not constitute a default hereunder, or give rise to any claim for damages, if and to the extent caused by occurrences beyond the control of the party affected, including, but not limited to, acts of God, strikes or other concerted acts of workmen, civil disturbances, fires, floods, explosions, riots, war, rebellion, sabotage, acts of governmental authority or failure of governmental authority to issue licenses or approvals which may be required ("Force Majeure"), provided that any such delay shall not extend for more than twelve (12) months.

            (b) The party asserting the Force Majeure shall promptly notify the other party of the event constituting Force Majeure and of all relevant details of the occurrence and where appropriate an estimate of how long such Force Majeure event shall continue.

            (c) If such Force Majeure event continues thereafter and in any event, the parties shall consult with each other in order to find a fair solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure.

      22.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      22.11 Notices. All notices, statements, and reports required to be given under this Agreement shall be in writing and shall be deemed to have been given upon delivery in person or, when deposited (a) in the mail in the country of residence of the party giving the notice, registered or certified postage prepaid or (b) with a professional courier service (e.g., FedEx or UPS), and addressed as follows:

    To Dynavax:           Dynavax Technologies Corporation
                          Attention:  President and Chief Executive Officer
                          717 Potter Street, Suite 100
                          Berkeley, California 94710
                          Facsimile: (510) 848-5694

    To Triangle:          Triangle Pharmaceuticals, Inc.
                          Attention:  Chris A. Rallis, Executive Vice President
                          Business Development, General Counsel

   (By Express Courier):  4 University Place, 4611 University Drive
                          Durham, NC  27707

   (By Mail):             P.O. Box 50530
                          Durham, NC  27717-0530
                          Facsimile: (919) 402-1148

Any party hereto may change the address to which notices to such party are to be sent by giving notice to the other party at the address and in the manner provided above. Any notice may be given, in addition to the manner set forth above, by telex, facsimile or cable, provided that the party giving such notice obtains acknowledgment by telex, facsimile or cable that such notice has been received by the party to be notified. Notices made in this manner shall be deemed to have been given when such acknowledgment has been transmitted.

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                                       79

       IN WITNESS WHEREOF, Dynavax and Triangle have caused this Agreement to be signed by their duly authorized representatives, under seal, as of the day and year indicated above.

                              DYNAVAX TECHNOLOGIES CORPORATION

                              By: /s/ Dino Dina
                                  ------------------------------------------

                              Title:
                                    ----------------------------------------


                              TRIANGLE PHARMACEUTICALS, INC.

                              By: /s/ Chris A. Rallis
                                  ------------------------------------------

                              Title: President and COO
                                    ----------------------------------------

             [SIGNATURE PAGE FOR DYNAVAX/TRIANGLE LICENSE AGREEMENT]

                                    EXHIBIT A

                                 DYNAVAX PATENTS

Note: Only pending US cases are listed. None of the following have issued as patents.

------------------------------------------------------------------------------
Docket No.       Country     Serial No.                     Filing Date
------------------------------------------------------------------------------
***
------------------------------------------------------------------------------
20024.41         Australia   18418/97                       January 28, 1997
------------------------------------------------------------------------------
20024.42         Japan       09-527752                      January 28, 1997
------------------------------------------------------------------------------
20024.43         Canada      2,244,946                      January 28, 1997
------------------------------------------------------------------------------
20024.44         Europe      97903998.9                     January 28, 1997
------------------------------------------------------------------------------

------------------------------------------------------------------------------
***
------------------------------------------------------------------------------
20025.41         Australia   49921/97                       October 9, 1997
------------------------------------------------------------------------------
20025.42         Japan       10-518649                      October 9, 1997
------------------------------------------------------------------------------
20025.43         Canada      2,268,825                      October 9, 1997
------------------------------------------------------------------------------
20025.44         Europe      97912831                       October 9, 1997
------------------------------------------------------------------------------

------------------------------------------------------------------------------
***
------------------------------------------------------------------------------
20027.40         PCT         PCT/US98/18382                 September 4, 1998
------------------------------------------------------------------------------
20027.41         Europe      98945877.3                     September 4, 1998
------------------------------------------------------------------------------
20027.42         Australia   Unassigned(1)                  September 4, 1998
------------------------------------------------------------------------------
20027.43         Canada      Unassigned(1)                  September 4, 1998
------------------------------------------------------------------------------
20027.44         Japan       Unassigned(1)                  September 4, 1998
------------------------------------------------------------------------------

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      (1) based on PCT/US98/18382

------------------------------------------------------------------------------
Docket No.       Country     Serial No.                     Filing Date
------------------------------------------------------------------------------
***
------------------------------------------------------------------------------
20004.41         Australia   78178/98                       June 5, 1998
------------------------------------------------------------------------------
20004.42         Canada      2,291,483                      June 5, 1998
------------------------------------------------------------------------------
20004.43         Europe      98926311.6                     June 5, 1998
------------------------------------------------------------------------------
20004.44         Japan       Unassigned(2)                  June 5, 1998
------------------------------------------------------------------------------

------------------------------------------------------------------------------
***
------------------------------------------------------------------------------
20002.40         PCT         PCT/US99/12538                 June 4, 1999
------------------------------------------------------------------------------

------------------------------------------------------------------------------
***
------------------------------------------------------------------------------
20007.40         PCT         PCT/US99/23677                 October 9, 1999
------------------------------------------------------------------------------

------------------------------------------------------------------------------
***
------------------------------------------------------------------------------

------------------------------------------------------------------------------
***
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

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      (2) based on PCT/US98/11578

                                    EXHIBIT B

                      SCOPE OF WORK UNDER RESEARCH PROGRAM

Dynavax-Triangle HBV/ISS Research Program

Months ***

***

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                                      B-1

Months ***

***

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                                      B-2

                                   EXHIBIT C

                               AMENDMENT NUMBER 4

                                       to

                          EXCLUSIVE LICENSE AGREEMENT

                                    between

                  THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

                                      and

                        DYNAVAX TECHNOLOGIES CORPORATION

      This AMENDMENT NUMBER 4, dated as of ________________, 2000, and effective in accordance with Paragraph 6 hereof, by and between the THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, a California corporation having its statewide administrative offices 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200 ("THE REGENTS") and DYNAVAX TECHNOLOGIES CORPORATION, with offices located at 717 Potter Street, Suite 100, Berkeley, California 94710 ("LICENSEE").

                                   WITNESSETH:

      WHEREAS,THE REGENTS and LICENSEE have entered into an Exclusive License Agreement for Administration of Naked Nucleotides which Express Biologically Active Peptides and Immunostimulatory Oligonucleotide Conjugates, effective *** (the "Primary License Agreement"); and

      WHEREAS, LICENSEE and TRIANGLE PHARMACEUTICALS, INC., a Delaware corporation with offices located at 4 University Place, 4611 University Drive,

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                                      C-1

Durham, North Carolina 27707 ("TRIANGLE") have entered into a license agreement, dated as of even date herewith (the "Triangle Sublicense Agreement"), pursuant to which LICENSEE has granted TRIANGLE an exclusive sublicense to the Dynavax Patents and Dynavax Know-How within the Fields (each as defined in the Triangle Sublicense Agreement), in the entire world; and

      WHEREAS, TRIANGLE has requested that LICENSEE and THE REGENTS execute this Amendment Number 4 in order, inter alia, to reconcile certain inconsistencies between this Primary License Agreement and the Triangle Sublicense Agreement and LICENSEE and THE REGENTS are willing to do so;

      NOW, THEREFORE, THE REGENTS and LICENSEE agree as follows:

1. All capitalized terms used in this Amendment Number 4 and not defined in this Amendment Number 4 shall have the meanings given them in the Primary License Agreement, except as otherwise explicitly set forth herein.

2. THE REGENTS confirm that the Primary License Agreement is in full force and effect and THE REGENTS are not aware of any breach thereof by any party thereto.

3. As of the date hereof, LICENSEE has complied with its diligence obligations set forth in Article 9 of the Primary License Agreement.

4.    The following *** is added to the Primary License Agreement:

            ***

5. THE REGENTS and LICENSEE agree not to amend the Primary License Agreement in any manner which would adversely affect TRIANGLE's rights and obligations under the Triangle Sublicense Agreement. Any such purported amendment, without TRIANGLE's prior written consent (which Triangle may withhold at its sole

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                                      C-2
      discretion), shall be void. THE REGENTS and LICENSEE agree to give TRIANGLE at least thirty (30) days' notice of any other proposed amendment to the Primary License Agreement (including a true and correct copy thereof) and will not enter into such an amendment if prior to such thirty
      (30) days' TRIANGLE identifies any provisions contained in such proposed amendment which would adversely affect the rights and obligations of TRIANGLE under the Triangle Sublicense Agreement. If TRIANGLE gives such notice in a timely fashion, the parties will meet in an attempt to mutually agree on acceptable terms of such amendment or, in lieu thereof, THE REGENTS and LICENSEE may enter into such amendment deleting the adverse provisions identified in TRIANGLE's notice.

6. This Amendment Number 4 shall become effective upon the Effective Date of the Triangle Sublicense Agreement (as defined therein) provided, however, that in the event the Triangle Sublicense Agreement terminates in one or more countries, this Amendment Number 4 shall terminate automatically in respect of such countries.

7. Except as otherwise expressly amended hereby, the Primary License Agreement remains in full force and effect.

8. This Amendment Number 4 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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                                      C-3

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, under seal, as of the date set forth above.

LICENSOR:                           LICENSEE:

THE REGENTS OF THE                  DYNAVAX TECHNOLOGIES
UNIVERSITY OF CALIFORNIA            CORPORATION


By:                                 By:
   ------------------------------      ------------------------------
Name:                               Name:

Title:                              Title:

[Corporate Seal]                    [Corporate Seal]

                       [SIGNATURE PAGE TO AMENDMENT NO. 4]


                                      C-4